UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-03175

Exact name of registrant as specified in charter:	Jennison Sector Funds, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	973-367-7521

Date of fiscal year end:	11/30/2004

Date of reporting period:	11/30/2004

Item 1 – Reports to Stockholders – [ INSERT REPORT ]

Jennison Utility Fund

NOVEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Total return through capital appreciation and current income

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

January 14, 2005

We hope that you find the annual report for the Jennison Utility Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Jennison Utility Fund

Jennison Sector Funds, Inc./Jennison Utility Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Utility Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is total return through capital appreciation and current income. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 11/30/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	36.63%	41.25%	205.96%	337.19%
Class B	35.56	35.99	183.98	1,878.96
Class C	35.56	35.99	183.98	169.74
Class Z	36.92	42.85	N/A	147.29
S&P 500 Index[3]	12.85	–8.84	206.65	***
S&P Utility TR Index[4]	29.21	18.18	114.69	****
Lipper Utility Funds Avg.[5]	27.06	5.41	152.94	*****

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Ten Years	Since Inception[2]
Class A	23.90%	6.36%	11.60%	10.12%
Class B	25.19	6.60	11.39	13.71
Class C	29.19	6.76	11.39	10.22
Class Z	31.40	7.83	N/A	11.07
S&P 500 Index[3]	10.87	–2.30	12.07	***
S&P Utility TR Index[4]	24.28	3.73	8.16	****
Lipper Utility Funds Avg.[5]	23.40	0.47	9.90	*****

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, fee waivers and/or expense reimbursements were in effect. Without such fee waivers and expense reimbursements, the returns for the classes would have been lower. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.

3The Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States.

4The Standard & Poor’s 500 Utility Total Return Index (S&P Utility TR Index) is an unmanaged market capitalization-weighted index of natural gas and electric companies.

5The Lipper Utility Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Utility Funds category for the periods noted. Funds in the Lipper Average invest primarily in utility shares. Investors cannot invest directly in an index. The returns for the S&P 500 Index and the S&P Utility TR Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

***S&P 500 Index Closest Month-End to Inception cumulative total returns as of 11/30/04 are 391.04% for Class A, 1,653.52% for Class B, 206.80% for Class C, and 110.53% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns as of 12/31/04 are 11.51% for Class A, 13.17% for Class B, 11.72% for Class C, and 9.21% for Class Z.

****S&P Utility TR Index Closest Month-End to Inception cumulative total returns as of 11/30/04 are 195.25% for Class A, 204.65% for Class B (since 9/30/89, the closest month-end after the S&P Utility TR Index inception), 115.60% for Class C, and 62.73% for Class Z. S&P Utility TR Index Closest Month-End to Inception average annual total returns as of 12/31/04 are 7.72% for Class A, 7.76% for Class B (since 9/30/89, the closest month-end after the S&P Utility TR Index inception), 7.92% for Class C, and 5.98% for Class Z.

*****Lipper Average Closest Month-End to Inception cumulative total returns as of 11/30/04 are 258.53% for Class A, 1,229.48% for Class B, 146.90% for Class C, and 94.43% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns as of 12/31/04 are 9.07% for Class A, 11.84% for Class B, 9.28% for Class C, and 8.07% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/04
TXU Corp., Electric Utilities	3.8%
Questar Corp., Gas Utilities	3.2
Sempra Energy, Multi-Utilities & Unregulated Power	3.2
Equitable Resources, Inc., Gas Utilities	2.9
Williams Cos., Inc., Oil & Gas	2.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/04
Electric Utilities	32.3%
Multi-Utilities & Unregulated Power	15.4
Diversified Telecommunication Services	15.0
Oil & Gas	12.5
Gas Utilities	10.8
Industry	weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Overview

We are pleased to report that the Fund had an exceptionally high return for its fiscal year ended November 30, 2004. Although the S&P Utility TR Index rose almost 30% over the period, the Fund substantially outperformed both it and the Lipper Utility Funds Average.

TXU led our performance

Electric utility holdings drove the Fund’s performance. Texas-based TXU (see Comments on Largest Holdings) made the largest contribution to the Fund’s return. TXU shares benefited from a series of positive announcements that reflected the turnaround engineered by its new management team, which refocused the company on its core businesses. Throughout the reporting period, TXU reported earnings that were ahead of expectations. In addition, towards the end of the reporting period, it significantly raised its earnings forecasts for the remainder of 2004 and 2005 and announced additional details of its cost-cutting efforts. TXU also significantly raised its quarterly dividend, increasing the fourth-quarter payout by 350% over the previous quarter.

Exposure to rising natural gas and coal prices also helped

Natural gas prices continued to rise throughout the reporting period, driven by growing demand and tight supplies. Holdings with exposure to these dynamics, including natural gas utilities, companies with natural gas exploration and production (E&P) segments, and pure E&P companies improved the Fund’s return. These included Questar (see Comments on Largest Holdings), a natural gas-focused energy company. Its drilling in the Rocky Mountains continues to yield results that we expect will add significantly to its natural gas reserves. We believe that these reserves, with even moderately favorable natural gas prices, can substantially increase the company’s earnings. Its share price has moved higher as investors become increasingly aware of these developments.

The sustained strength in oil prices has also led to an increased demand for coal, as electric utility companies seek lower-cost fuel sources. The result has been lower coal stockpiles and higher prices, benefiting the Fund’s positions in coal producers such as CONSOL Energy and Peabody Energy.

Telecommunication holdings detracted

AT&T was the Fund’s poorest performer, as it faced declining revenue. Its sales to larger businesses have been under intense pricing pressure, and it ceased marketing to consumers because rate regulations made this area increasingly unpalatable. We sold the Fund’s AT&T position. We believe that its exit from the consumer market will

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benefit our holdings of regional Bell companies, including Verizon, SBC Communications, and Qwest Communications. Since the regional Bells own the wires into homes, AT&T had to rent access to these wires to offer local telephone service. The rental fees were set low by state regulatory agencies in accordance with FCC regulation, giving AT&T the ability to draw customers away from the regional Bells. However, these regulations were overturned in federal court in March, and the Bush Administration declined to appeal to the Supreme Court. The end of the rental regulations meant that AT&T could not competitively offer the kind of bundles of local, long-distance, and Internet service that have become increasingly popular with consumers. As a result, the regional Bells are now in a position to win back customers and increase margins.

Qwest Communications was among the primary detractors from the Fund’s return during this reporting period. However, we believe that Qwest is on the way to a recovery. The company continues to gain momentum from its long distance, high-speed Internet (DSL), and wireless telephone services, which should ultimately drive long-term revenues. We continue to hold a position.

Looking ahead

In theory, electric and gas utilities should be attractive, low-risk investments offering relatively high dividends that increase in line with their modest earnings growth. This has not been the case over the past 15 years. Since the 1990s, utility dividends have generally been shrinking. Many companies squandered shareholder capital in unregulated investments that they eventually had to write off, often cutting dividends in the process.

By now, however, we believe these companies generally have realized the error of their ways. Their managements are now focused on generating modest earnings growth and increasing dividends in line with this growth. Utility revenues should rise modestly as the improving economy spurs demand for energy. They can boost earnings further by keeping cost increases below revenue growth. Additional investment in new energy infrastructure completes the utility growth story. Utilities earn a regulated rate of return on their rate base (generally, the value of their total infrastructure investment). New asset investments lead to a larger rate base and, consequently, higher earnings and dividends. Utility companies can invest in either new power plants or new transmission and distribution (T&D) lines. Throughout the ‘90’s, utility companies made significant new investments in power plants, but did little to add new T&D assets. After the blackout of 2003, rate-payers, regulators, and utilities sharply refocused on the need for more lines. As a result, we have begun to see greater investment in this type of infrastructure.

Jennison Sector Funds, Inc./Jennison Utility Fund	5

Investment Adviser’s Report (continued)

We are in a period of growing energy demand, which has led to higher prices for oil, natural gas, coal, and electricity. Oil and natural gas have been the key price drivers. Many of our gas utilities have E&P properties that are directly benefiting from these higher prices, and we have also added some exposure to pure E&P companies. Since power prices in many regions of the United States are typically dictated by natural gas prices, electric utilities that have coal-fired and/or nuclear plants benefit from both higher power prices and relatively flat production costs. We have emphasized electric utilities that can benefit from these dynamics.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/04.

3.8%	TXU Corp./Electric Utilities

TXU engages in the production, transmission/distribution, and wholesale and retail sales of electricity in Texas.

3.2%	Questar Corp./Gas Utilities

Questar is an integrated energy services company. Among other things, the company produces energy, trades wholesale quantities of electricity and natural gas, and stores and transports natural gas.

3.2%	Sempra Energy/Multi-Utilities & Unregulated Power

Sempra Energy is an energy services company with international operations, including those in the United States, Canada, Mexico, and Latin America. The company provides natural gas and electricity services.

2.9%	Equitable Resources, Inc./Gas Utilities

Equitable Resources produces, distributes, and transports natural gas through its pipeline distribution system.

2.9%	Williams Cos., Inc./Oil & Gas

Williams is a natural gas exploration and production company. The company has significant natural gas properties in the Rocky Mountains that continue to show increased growth in reserves.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Utility Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

The example is based on an investment of $1,000 invested on June 1, 2004, at the beginning of the period, and held through the six-month period ended November 30, 2004.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the

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Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Utility		Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,215	0.84%	$4.65
	Hypothetical	$1,000	$1,021	0.84%	$4.24

Class B	Actual	$1,000	$1,210	1.59%	$8.78
	Hypothetical	$1,000	$1,017	1.59%	$8.02

Class C	Actual	$1,000	$1,210	1.59%	$8.78
	Hypothetical	$1,000	$1,017	1.59%	$8.02

Class Z	Actual	$1,000	$1,216	0.59%	$3.27
	Hypothetical	$1,000	$1,022	0.59%	$2.98

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2004, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2004 (to reflect the six-month period).

Jennison Sector Funds, Inc./Jennison Utility Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of November 30, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 98.2%
COMMON STOCKS

Diversified Telecommunication Services 15.0%
518,300	ALLTEL Corp.	$29,382,427
2,838,900	Chunghwa Telecom Co. Ltd., ADR (Taiwan)(b)	59,191,065
2,638,600	Deutsche Telekom AG (Germany)(a)	56,039,175
1,259,000	France Telecom SA (France)	39,539,471
1,388,900	Hutchison Telecommunications International Ltd.(a)(b)	16,847,357
14,499,000	Qwest Communications International, Inc.(a)(b)	57,996,000
3,060,550	SBC Communications, Inc.	77,034,043
9,159,586	Telecom Italia SpA (Italy)	35,120,692
2,086,238	Verizon Communications, Inc.	86,015,593

		457,165,823

Electric Utilities 32.3%
5,578,500	British Energy PLC (United Kingdom)(a)(b)	1,283,052
815,385	Cinergy Corp.(b)	33,748,785
1,381,100	Cleco Corp.	27,345,780
2,435,700	DPL, Inc.(b)	58,408,086
663,800	E. ON AG (Germany)	55,871,218
2,296,700	Edison International(b)	73,264,730
1,872,900	Endesa SA, ADR (Spain)(b)	40,435,911
3,331,000	Enel SpA (Italy)	29,705,616
1,189,700	Entergy Corp.(b)	77,116,354
1,491,400	Exelon Corp.(b)	62,206,294
1,035,479	FirstEnergy Corp.(b)	43,728,278
334,200	FPL Group, Inc.	23,504,286
2,102,000	PG&E Corp.(a)(b)	69,912,520
1,012,200	Pinnacle West Capital Corp.	44,739,240
1,637,700	PNM Resources, Inc.	41,663,088
1,239,500	PPL Corp.	64,392,025
1,876,000	Scottish and Southern Energy	29,512,586
5,487,700	Scottish Power PLC	40,542,867
1,857,300	TXU Corp.	116,675,586
1,184,900	Union Fenosa, S.A. (Spain)	30,487,966
611,500	Wisconsin Energy Corp.	20,344,605

		984,888,873

Energy Equipment & Services 3.7%
553,300	BJ Services Co.(b)	28,035,711
1,874,985	OPTI Canada, Inc. (Canada)(a)	29,708,353

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	11

Portfolio of Investments

as of November 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

458,600	Smith International, Inc.(a)(b)	$27,777,402
482,700	Weatherford International Ltd.(a)(b)	25,766,526

		111,287,992

Gas Utilities 10.8%
1,323,400	AGL Resources, Inc.	43,923,646
538,400	Atmos Energy Corp.(b)	14,531,416
1,465,000	Equitable Resources, Inc.	87,167,500
446,375	Kinder Morgan, Inc.	30,933,788
1,953,500	ONEOK, Inc.(b)	54,541,720
1,902,700	Questar Corp.	96,676,187

		327,774,257

Metals & Mining 3.8%
442,600	Arch Coal, Inc.	16,907,320
1,419,100	CONSOL Energy, Inc.	60,595,570
467,000	Peabody Energy Corp.	38,761,000

		116,263,890

Multi-Utilities & Unregulated Power 15.4%
10,344,600	Aquila, Inc.(a)(b)	36,206,100
1,377,300	Constellation Energy Group, Inc.	60,188,010
763,900	Dominion Resources, Inc.(b)	50,012,533
1,942,900	Energy East Corp.	48,902,793
948,900	NRG Energy, Inc.(a)	30,364,800
625,000	Ormat Technologies Inc.(a)	10,656,250
342,500	Public Service Enterprise Group, Inc.	15,066,575
2,783,800	Reliant Energy, Inc.(a)(b)	33,071,544
815,300	RWE AG (Germany)	43,332,151
353,500	SCANA Corp.(b)	13,546,120
2,599,400	Sempra Energy(b)	96,125,812
1,234,200	Vectren Corp.	32,311,356

		469,784,044

Oil & Gas 12.5%
341,500	Eni SpA, ADR (Italy)	42,089,875
583,100	Kerr-McGee Corp.(b)	36,286,313
1,066,700	McMoRan Exploration Co.(a)(b)	16,736,523
689,500	Nexen, Inc. (Canada)	30,365,580
531,300	Southwestern Energy Co.(a)(b)	29,168,370
1,969,900	Suncor Energy, Inc. (Canada)	67,941,297
2,058,794	Trident Resources Corp.(a)(d)(e) (cost $22,279,754; Purchased 12/4/03-8/25/04)	28,569,110

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

1,384,400	Western Gas Resources, Inc.	$42,916,400
5,221,100	Williams Cos., Inc.	87,035,737

		381,109,205

Transportation Infrastructure 0.9%
453,000	Societe des Autoroutes Paris-Rhin-Rhone(a)	25,888,570

Wireless Telecommunication Services 3.8%
1,066,400	America Movil SA de CV, ADR (Mexico), Ser. L	49,811,544
1,526,796	Millicom International Cellular SA (Luxemburg)(a)(b)	33,833,799
1,215,300	Vodafone Group PLC, ADR (United Kingdom)(b)	33,141,231

		116,786,574

	Total long-term investments (cost $1,849,977,681)	2,990,949,228

SHORT-TERM INVESTMENT 16.4%

Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series(c)
499,264,752	(cost $499,264,752; Note 3)	499,264,752

	Total Investments 114.6% (cost $2,349,242,433; Note 5)	3,490,213,980
	Liabilities in excess of other assets (14.6)%	(443,890,451)

	Net Assets 100%	$3,046,323,529

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan, see Note 4.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan, see Note 4.
(d)	Indicates a fair valued security. The aggregate value of $28,569,110 is approximately 0.9% of net assets.
(e)	Indicates security is illiquid and restricted to resale. The aggregate cost of such security is $22,279,754. The aggregate value of $28,569,110 is approximately 0.9% of net assets.

ADR—American Depositary Receipt.

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	13

Portfolio of Investments

as of November 30, 2004 Cont’d.

The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2004 were as follows:

Electric Utilities	32.3%
Money Market Mutual Fund	16.4
Multi-Utilities & Unregulated Power	15.4
Diversified Telecommunication Services	15.0
Oil & Gas	12.5
Gas Utilities	10.8
Metals & Mining	3.8
Wireless Telecommunication Services	3.8
Energy Equipment & Services	3.7
Transportation Infrastructure	0.9

114.6
Liabilities in excess of other assets	(14.6)

100.0%

See Notes to Financial Statements.

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Financial Statements

NOVEMBER 30, 2004	ANNUAL REPORT

Jennison Sector Funds, Inc.

Jennison Utility Fund

Statement of Assets and Liabilities

as of November 30, 2004

Assets
Investments, at value including securities on loan of $422,772,799 (cost $2,349,242,433)	$3,490,213,980
Cash	418,535
Foreign currency, at value (cost $1,673,802)	1,698,227
Dividends receivable	8,090,650
Receivable for Fund shares sold	927,066
Foreign tax reclaim receivable	474,541
Prepaid expenses	105,251

Total assets	3,501,928,250

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	449,922,096
Payable for investments purchased	744,425
Payable for Fund shares reacquired	2,541,481
Management fee payable	1,048,969
Distribution fee payable	810,956
Accrued expenses and other liabilities	511,019
Deferred directors’ fees	25,775

Total liabilities	455,604,721

Net Assets	$3,046,323,529

Net assets were comprised of:
Common stock, at par	$2,656,582
Paid-in capital in excess of par	2,107,605,617

2,110,262,199
Undistributed net investment income	13,229,934
Accumulated net realized loss on investments and foreign currency transactions	(218,207,679)
Net unrealized appreciation on investments and foreign currencies	1,141,039,075

Net assets, November 30, 2004	$3,046,323,529

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($2,666,204,822 ÷ 232,466,956 shares of common stock issued and outstanding)	$11.47
Maximum sales charge (5.50% of offering price)	0.67

Maximum offering price to public	$12.14

Class B
Net asset value, offering price and redemption price per share ($308,349,353 ÷ 26,931,686 shares of common stock issued and outstanding)	$11.45

Class C
Net asset value, offering price and redemption price per share ($37,729,227 ÷ 3,295,277 shares of common stock issued and outstanding)	$11.45

Class Z
Net asset value, offering price and redemption price per share ($34,040,127 ÷ 2,964,282 shares of common stock issued and outstanding)	$11.48

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	17

Statement of Operations

Year Ended November 30, 2004

NET INVESTMENT INCOME
Income
Dividends (net of foreign withholding taxes of $2,934,645)	$71,131,251
Income from securities loaned, net	955,858

Total income	72,087,109

Expenses
Management fee	11,802,083
Distribution fee—Class A	5,856,978
Distribution fee—Class B	2,884,799
Distribution fee—Class C	334,423
Transfer agent’s fees and expenses	2,880,000
Custodian’s fees and expenses	539,000
Reports to shareholders	521,000
Registration fees	62,000
Insurance	49,000
Directors’ fees	40,000
Legal fees and expenses	38,000
Audit fee	18,000
Miscellaneous	30,938

Total expenses	25,056,221

Net investment income	47,030,888

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investment transactions	256,064,776
Foreign currency transactions	(512,138)

255,552,638

Net change in unrealized appreciation (depreciation) on:
Investments	547,730,000
Foreign currencies	(135,738)

547,594,262

Net gain on investments	803,146,900

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$850,177,788

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$47,030,888	$50,986,976
Net realized gain (loss) on investment and foreign currency transactions	255,552,638	(5,250,556)
Net change in unrealized appreciation on investments and foreign currencies	547,594,262	467,082,805

Net increase in net assets resulting from operations	850,177,788	512,819,225

Dividends from net investment income (Note 1)
Class A	(42,176,461)	(43,301,770)
Class B	(3,131,613)	(4,174,069)
Class C	(365,247)	(472,858)
Class Z	(652,509)	(979,250)

	(46,325,830)	(48,927,947)

Fund share transactions (Net of share conversions) (Note 6)
Proceeds from shares sold	111,042,359	82,464,771
Net asset value of shares issued in reinvestment of dividends and distributions	41,869,632	44,326,525
Cost of shares reacquired	(421,951,359)	(370,817,420)

Net decrease in net assets from Fund share transactions	(269,039,368)	(244,026,124)

Total increase	534,812,590	219,865,154

Net Assets
Beginning of year	2,511,510,939	2,291,645,785

End of year(a)	$3,046,323,529	$2,511,510,939

(a) Includes undistributed net investment income of:	$13,229,934	$13,037,014

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	19

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, Jennison Technology Fund, Jennison Health Sciences Fund, and Jennison Utility Fund. These financial statements relate to Jennison Utility Fund (the “Fund”). The financial statements of the other portfolios are not presented herein.

The Fund is non-diversified and its investment objective is to seek total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity and debt securities of utility companies. Utility companies include electric, gas, gas pipeline, telephone, telecommunications, water, cable, airport, seaport and toll road companies. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region. Under normal circumstance, the Fund intends to invest at least 80% of its investable assets in such securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI or Manager”), in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or if there was no sale at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the

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absence of an asked price. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. Fair valued securities are noted in the Portfolio of Investments.

The Fund held illiquid securities, including those which are restricted as to disposition under securities law (‘restricted securities’). The restricted securities held by the Fund as of November 30, 2004 include registration rights. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and the cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rate of exchange;

Jennison Sector Funds, Inc./Jennison Utility Fund	21

Notes to Financial Statements

Cont’d

(ii) purchases and sales of investment securities, income and expenses-at the rate of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the year, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at year end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year. Accordingly, these realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) unrealized and realized gains or losses are allocated

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daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income quarterly and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises

Jennison Sector Funds, Inc./Jennison Utility Fund	23

Notes to Financial Statements

Cont’d

the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .60 of 1% of the Fund’s average daily net assets up to $250 million, .50 of 1% of the next $500 million, .45 of 1% of the next $750 million, .40 of 1% of the next $500 million, .35 of 1% of the next $2 billion, .325 of 1% of the next $2 billion and .30 of 1% of the average daily net assets of the Fund in excess of $6 billion. The effective management fee rate was .44 of 1% for the year ended November 30, 2004.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares for the year ended November 30, 2004.

PIMS has advised the Fund that it received approximately $471,200 and $4,700 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it received approximately $441,300 and $8,100 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively, during the year ended November 30, 2004.

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PI, PIMS, and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund along with other affiliated registered investments companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from December 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Fund’s pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The Commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2004.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. During the year ended November 30, 2004, the Fund incurred fees of approximately $2,287,300 for the services of PMFS. As of November 30, 2004, approximately $182,300 of such fees were due to PMFS. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $143,800 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) an affiliate of PI, was approximately $121,300 for the year ended November 30, 2004. As of November 30, 2004, approximately $7,300 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2004, Prudential Equity Group, LLC, (“PEG”), an indirect, wholly-owned subsidiary of Prudential, and Wachovia earned approximately

Jennison Sector Funds, Inc./Jennison Utility Fund	25

Notes to Financial Statements

Cont’d

$43,600 and $26,200, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2004, PIM has been compensated approximately $318,600 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2004, the Fund earned income from the Series by investing its excess cash and collateral received from securities lending of approximately $418,600 and $955,900 (net), respectively.

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2004, were $794,323,579 and $1,023,202,192, respectively.

As of November 30, 2004, the Fund had securities on loan with an aggregate market value of $422,772,799. The Fund received $449,922,096 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Note 5. Distributions and Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statements of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income and accumulated net realized loss on investments and foreign currency transactions. For the year ended November 30, 2004, the adjustments were to decrease accumulated net realized loss on investments and foreign currency transactions and decrease undistributed net investment income by $512,138, due to the differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment income, net realized gain and net assets were not affected by this change.

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The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$2,371,199,534	$1,155,513,995	$36,499,549	$1,119,014,446	$67,528	$1,119,081,974

The difference between book basis and tax basis is primarily attributable to wash sales. The adjusted net unrealized appreciation on tax basis includes other tax basis adjustments that are primarily attributable to appreciation of foreign currency and to the mark to market of receivables and payables.

The tax character of dividends paid, as reflected in the Statement of Changes in Net Assets, was $46,325,830 of ordinary income for the year ended November 30, 2004 and $48,927,947 of ordinary income for the year ended November 30, 2003.

As of November 30, 2004, the accumulated undistributed earnings on a tax basis was $13,617,708. This amount differs from undistributed net investment income on the Statement of Assets and Liabilities primarily due to timing differences.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2004 of approximately $196,250,600, of which $173,087,600 expires in 2010 and $8,235,800 expires in 2011. The remaining amount was the result of the Fund acquiring built in realized losses from the September 2001 merger with Prudential Global Utility Fund in the amount of $14,927,200 (expiring 2009), which will be limited by Section 382 of the Internal Revenue Code of 1986, as amended. The annual limitation to be applied to all Section 382 losses will be $6,022,494. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such allowable amounts. During the fiscal year ended November 30, 2004, the Fund utilized approximately $257,848,400 of its prior year capital loss carryforward. The Fund elected to treat net post-October foreign currency losses of approximately $362,000 incurred in the one month period ended November 30, 2004 as having occurred in the following fiscal year.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Through March 14, 2004, Class A shares were sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 will be subject to a maximum front-end sales

Jennison Sector Funds, Inc./Jennison Utility Fund	27

Notes to Financial Statements

Cont’d

charge of 5.50%. Effective March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Through February 1, 2004, Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the CDSC for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 800 million shares of $.01 par value per share common stock authorized which consists of 400 million shares of Class A common stock, 300 million shares of Class B common stock, 50 million shares of Class C common stock and 50 million shares of Class Z common stock.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2004:
Shares sold	6,310,775	$61,951,739
Shares issued in reinvestment of distributions	4,024,284	38,030,857
Shares reacquired	(34,281,487)	(330,744,319)

Net increase (decrease) in shares outstanding before Conversion	(23,946,428)	(230,761,723)
Shares issued upon conversion from Class B	4,928,212	47,098,174

Net increase (decrease) in shares outstanding	(19,018,216)	$(183,663,549)

Year ended November 30, 2003:
Shares sold	5,128,126	$38,810,704
Shares issued in reinvestment of dividends	5,284,409	39,081,586
Shares reacquired	(38,185,432)	(286,439,273)

Net increase (decrease) in shares outstanding before conversion	(27,772,897)	(208,546,983)
Shares issued upon conversion from Class B	5,256,289	39,291,359

Net increase (decrease) in shares outstanding	(22,516,608)	$(169,255,624)

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Class B	Shares	Amount
Year ended November 30, 2004:
Shares sold	2,786,098	$27,141,383
Shares issued in reinvestment of dividends	309,648	2,901,566
Shares reacquired	(4,747,511)	(45,682,975)

Net increase (decrease) in shares outstanding before conversion	(1,651,765)	(15,640,026)
Shares issued upon conversion into Class A	(4,936,694)	(47,098,174)

Net increase (decrease) in shares outstanding	(6,588,459)	$(62,738,200)

Year ended November 30, 2003:
Shares sold	3,138,231	$23,731,340
Shares issued in reinvestment of dividends	527,659	3,880,472
Shares reacquired	(6,794,613)	(50,373,804)

Net increase (decrease) in shares outstanding before conversion	(3,128,723)	(22,761,992)
Shares issued upon conversion into Class A	(5,263,005)	(39,291,359)

Net increase (decrease) in shares outstanding	(8,391,728)	$(62,053,351)

Class C
Year ended November 30, 2004:
Shares sold	633,197	$6,300,701
Shares issued in reinvestment of dividends	34,981	328,133
Shares reacquired	(1,219,421)	(11,687,780)

Net increase (decrease) in shares outstanding	(551,243)	$(5,058,946)

Year ended November 30, 2003:
Shares sold	604,837	$4,625,910
Shares issued in reinvestment of dividends	58,494	431,360
Shares reacquired	(1,331,366)	(10,036,604)

Net increase (decrease) in shares outstanding	(668,035)	$(4,979,334)

Class Z
Year ended November 30, 2004:
Shares sold	1,599,985	$15,648,536
Shares issued in reinvestment of dividends	65,364	609,076
Shares reacquired	(3,612,437)	(33,836,285)

Net increase (decrease) in shares outstanding	(1,947,088)	$(17,578,673)

Year ended November 30, 2003:
Shares sold	2,032,370	$15,296,817
Shares issued in reinvestment of dividends	126,487	933,107
Shares reacquired	(3,161,247)	(23,967,739)

Net increase (decrease) in shares outstanding	(1,002,390)	$(7,737,815)

Jennison Sector Funds, Inc./Jennison Utility Fund	29

Financial Highlights

Class A
Year Ended November 30, 2004
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$8.55

Income (loss) from investment operations:
Net investment income	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.91

Total from investment operations	3.09

Less Distributions
Dividends from net investment income	(.17)
Distributions from net realized gains	—

Total distributions	(.17)

Net asset value, end of year	$11.47

Total Return(a):	36.63%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$2,666
Average net assets (000,000)	$2,343
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees(c)	.84%
Expenses, excluding distribution and service (12b-1) fees	.59%
Net investment income	1.83%
For Class A, B, C and Z shares:
Portfolio turnover rate	30%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.
(d)	Effective December 1, 2001 the Prudential Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2003	2002(d)	2001	2000

$7.02	$9.46	$13.74	$11.02

.17	.17	.20	.29
1.52	(2.42)	(1.92)	2.85

1.69	(2.25)	(1.72)	3.14

(.16)	(.17)	(.23)	(.21)
—	(.02)	(2.33)	(.21)

(.16)	(.19)	(2.56)	(.42)

$8.55	$7.02	$9.46	$13.74

24.51%	(23.99)%	(15.24)%	28.85%

$2,150	$1,924	$2,978	$3,348
$1,989	$2,428	$3,518	$3,011

.91%	.87%	.80%	.79%
.66%	.62%	.55%	.54%
2.27%	2.03%	1.69%	2.30%

35%	52%	40%	31%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	31

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2004
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$8.54

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.91

Total from investment operations	3.01

Less Distributions
Dividends from net investment income	(.10)
Distributions from net realized gains	—

Total distributions	(.10)

Net asset value, end of year	$11.45

Total Return(a):	35.56%
Ratios/Supplemental Data:
Net assets, end of year (000,000)	$308
Average net assets (000,000)	$288
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.59%
Expenses, excluding distribution and service (12b-1) fees	.59%
Net investment income	1.08%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Effective December 1, 2001 the Prudential Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Class B
Year Ended November 30,
2003	2002(c)	2001	2000

$7.02	$9.44	$13.71	$11.02

.11	.10	.11	.21
1.52	(2.40)	(1.91)	2.83

1.63	(2.30)	(1.80)	3.04

(.11)	(.10)	(.14)	(.14)
—	(.02)	(2.33)	(.21)

(.11)	(.12)	(2.47)	(.35)

$8.54	$7.02	$9.44	$13.71

23.50%	(24.44)%	(15.89)%	27.81%

$286	$294	$523	$917
$279	$402	$687	$1,123

1.66%	1.62%	1.55%	1.54%
.66%	.62%	.55%	.54%
1.52%	1.27%	.95%	1.63%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	33

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2004
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$8.54

Income (loss) from investment operations:
Net investment income	.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.91

Total from investment operations	3.01

Less Distributions
Dividends from net investment income	(.10)
Distributions from net realized gains	—

Total distributions	(.10)

Net asset value, end of year	$11.45

Total Return(a):	35.56%
Ratios/Supplemental Data:
Net assets, end of year (000)	$37,729
Average net assets (000)	$33,442
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	1.59%
Expenses, excluding distribution and service (12b-1) fees	.59%
Net investment income	1.08%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Effective December 1, 2001 the Prudential Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Class C
Year Ended November 30,
2003	2002(c)	2001	2000

$7.02	$9.44	$13.71	$11.02

.11	.11	.11	.19
1.52	(2.41)	(1.91)	2.85

1.63	(2.30)	(1.80)	3.04

(.11)	(.10)	(.14)	(.14)
—	(.02)	(2.33)	(.21)

(.11)	(.12)	(2.47)	(.35)

$8.54	$7.02	$9.44	$13.71

23.50%	(24.44)%	(15.89)%	27.81%

$32,839	$31,675	$48,344	$35,725
$31,569	$40,759	$46,369	$24,061

1.66%	1.62%	1.55%	1.54%
.66%	.62%	.55%	.54%
1.53%	1.29%	.97%	1.54%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2004
Per Share Operating Performance(b):
Net Asset Value, Beginning Of Year	$8.56

Income (loss) from investment operations:
Net investment income	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.92

Total from investment operations	3.12

Less Distributions
Dividends from net investment income	(.20)
Distributions from net realized gains	—

Total distributions	(.20)

Net asset value, end of year	$11.48

Total Return(a):	36.92%
Ratios/Supplemental Data:
Net assets, end of year (000)	$34,040
Average net assets (000)	$28,739
Ratios to average net assets
Expenses, including distribution and service (12b-1) fees	.59%
Expenses, excluding distribution and service (12b-1) fees	.59%
Net investment income	2.03%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Calculated based upon weighted average shares outstanding during the year.
(c)	Effective December 1, 2001 the Prudential Utility Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of this change for the year ended November 30, 2002 was to decrease net investment income per share and increase net realized and unrealized gain (loss) per share by less than $.005. There was no effect on the ratio of net investment income. Per share amounts and ratios for the years ended prior to November 30, 2002 have not been restated to reflect this change in presentation.

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Class Z
Year Ended November 30,
2003	2002(c)	2001	2000

$7.03	$9.47	$13.76	$11.02

.19	.19	.23	.31
1.52	(2.42)	(1.93)	2.87

1.71	(2.23)	(1.70)	3.18

(.18)	(.19)	(.26)	(.23)
—	(.02)	(2.33)	(.21)

(.18)	(.21)	(2.59)	(.44)

$8.56	$7.03	$9.47	$13.76

24.76%	(23.76)%	(15.06)%	29.13%

$42,055	$41,582	$63,867	$66,422
$40,872	$52,230	$69,628	$48,486

.66%	.62%	.55%	.54%
.66%	.62%	.55%	.54%
2.53%	2.28%	1.95%	2.51%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Utility Fund	37

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Utility Fund

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Utility Fund hereafter referred to as the “Fund”, including the portfolio of investments, as of November 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2003 and the financial highlights for the periods presented prior to November 30, 2004, were audited by another independent registered public accounting firm, whose report dated, January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers. As to securities purchased but not yet received, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2005

38	Visit our website at www.jennisondryden.com

Federal Income Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2004) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that during the fiscal year ended November 30, 2004, dividends paid from net investment income totaling $0.17 per Class A share, $0.10 per Class B and Class C and $0.20 per Class Z are taxable as ordinary income.

Further, we wish to advise you that 100% of the ordinary income dividend paid in the fiscal year ended November 30, 2004 qualified for the corporate dividends received deduction available to corporate taxpayers. Only funds that invest in U.S. equity securities are entitled to pass-through a corporate dividends received deduction.

The Fund intends to designate 100% of the ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute Form 1099, as to the federal tax status of the distributions received by you in calendar 2004.

Jennison Sector Funds, Inc./Jennison Utility Fund	39

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1996(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held: (4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1993(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1996(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

40	Visit our website at www.jennisondryden.com

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1996(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1996(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

Jennison Sector Funds, Inc./Jennison Utility Fund	41

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1997(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

42	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	29.12%	5.95%	11.20%	10.02%
Class B	30.56	6.18	11.00	13.66
Class C	34.56	6.34	11.00	10.08
Class Z	36.92	7.39	N/A	10.90

Average Annual Total Returns (Without Sales Charges) as of 11/30/04
	One Year	Five Years	Ten Years	Since Inception
Class A	36.63%	7.15%	11.83%	10.44%
Class B	35.56	6.34	11.00	13.66
Class C	35.56	6.34	11.00	10.08
Class Z	36.92	7.39	N/A	10.90

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, 1/22/90; Class B, 8/10/81; Class C, 8/1/94; and Class Z, 3/1/96.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison Utility Fund (Class A shares) with a similar investment in the S&P 500 Index and the S&P Utility TR Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (November 30, 1993) and the account values at the end of the current fiscal year (November 30, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed in the United States. The S&P Utility TR Index is an unmanaged market capitalization-weighted index of natural gas and electric companies. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period.

Jennison Sector Funds, Inc./Jennison Utility Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Company’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange
Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer and Secretary • Deborah A. Docs, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Utility Fund
Share Class	A	B	C	Z
NASDAQ	PRUAX	PRUTX	PCUFX	PRUZX
CUSIP	476294848	476294830	476294822	476294814

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Utility Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Sector Funds, Inc./Jennison Utility Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Utility Fund
	Share Class	A	B	C	Z
	NASDAQ	PRUAX	PRUTX	PCUFX	PRUZX
	CUSIP	476294848	476294830	476294822	476294814

MF105E    IFS-A099676    Ed. 01/2005

Jennison Technology Fund

NOVEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

January 14, 2005

We hope that you find the annual report for the Jennison Technology Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Jennison Technology Fund

Jennison Sector Funds, Inc./Jennison Technology Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Technology Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 11/30/04
	One Year	Five Years	Since Inception[2]
Class A	2.67%	–42.85% (–43.18)	–21.37% (–21.82)
Class B	1.99	–44.86 (–45.19)	–24.35 (–24.80)
Class C	1.99	–44.86 (–45.19)	–24.35 (–24.80)
Class Z	2.93	–42.14 (–42.47)	–20.27 (–20.72)
S&P SC 1500 Index[3]	13.28	–2.92	–1.37
S&P SC Information Technology Index[4]	1.49	–48.32	–37.77
Lipper Science & Technology Funds Avg.[5]	0.76	–49.34	–29.21

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Since Inception[2]
Class A	3.76%	–14.43% (–14.53)	–4.37% (–4.47)
Class B	3.89	–14.26 (–14.36)	–4.25 (–4.35)
Class C	7.89	–14.10 (–14.20)	–4.10 (–4.20)
Class Z	9.99	–13.25 (–13.35)	–3.15 (–3.25)
S&P SC 1500 Index[3]	11.78	–1.07	0.36
S&P SC Information Technology Index[4]	2.24	–14.98	–7.77
Lipper Science & Technology Funds Avg.[5]	3.97	–16.49	–6.28

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

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1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, management fee waivers were in effect. Without such management fee waivers, the returns for the classes would have been lower as indicated in parentheses. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 6/30/99.

3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

4The S&P SC Information Technology Index is an unmanaged, capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index.

5The Lipper Science & Technology Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Science & Technology Funds category for the periods noted. Funds in the Lipper Average invest primarily in science and technology stocks.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Information Technology Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/04
Yahoo!, Inc., Internet Software & Services	4.5%
Amdocs Ltd. PLC, Software	4.1
Ask Jeeves, Inc., Internet Software & Services	3.1
eBay, Inc., Internet & Catalog Retail	3.1
Monster Worldwide, Inc., Commercial Services & Supplies	3.0

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/04
Software	19.7%
Internet Software & Services	16.2
Communications Equipment	11.4
Computers & Peripherals	10.3
Semiconductors & Semiconductor Equipment	6.3

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Technology Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Performance and market overview

The Fund delivered moderately positive performance over its 12-month reporting period ended November 30, 2004, despite a difficult environment for technology stocks. The S&P SC Information Technology Index finished the period with only a modest return, substantially trailing the broad-based S&P SC 1500 Index. The Fund outperformed the S&P SC Information Technology Index and beat its peer group, the Lipper Science & Technology Funds Average, by an even larger margin.

The reporting period was a stock picker’s market for technology investors because concerns regarding rising interest rates and a slower rate of economic growth pressured technology shares for much of the year. The interest-rate increases ultimately had a minimal impact on markets. The signs of sluggish growth during the summer months came as consumer activity weakened from a previously very strong level, but business activity held firm.

We believe that much of the negative news that concerned investors has already been factored into stock prices and that recent data confirm the resilience of the U.S. economy. Indeed the Federal Reserve has continued to raise interest rates modestly in the belief that the expansion will continue. Toward the end of the reporting period, demand was strong and businesses continued to spend on capital investments in information technology, leading technology stocks to recover.

Innovative businesses drove the Fund’s performance

We were able to navigate these challenging conditions by identifying companies we believed to be fundamentally sound with unique business models and/or leading-edge products that could lead to strong earnings growth. Holdings in a variety of industries, including Internet software & services, computers, and commercial services, were among the largest contributors to the Fund’s return. Four stocks had particularly substantial share-price gains over the Fund’s reporting period.

Apple Computer’s contribution was powered by sales of its iPod digital music player and subscriptions to its iTunes music service. Toward the end of the reporting period, Apple introduced two new versions of the iPod before the holiday season. We believe that these models may attract both new customers and replacement sales from current iPod users. Furthermore, evidence is growing that iPods are benefiting iMac sales, as consumers seek a seamless integrated platform to create, manage, and share digital content.

Two of the Fund’s largest positions also were among the largest contributors to its return, Yahoo! and Monster Worldwide (see Comments on Largest Holdings for both). Yahoo!’s revenues from both its value-added services and advertising continued to rise. It has been successful in drawing and retaining users who willingly pay for value-added services such as on-line dating, gaming, and shopping. Businesses are now allotting more advertising dollars to Internet portals as a cost-effective way to reach

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users. We expect this shift of advertising dollars from traditional print and broadcast media to the Internet to continue. On-line job-search company Monster Worldwide was among the largest contributors to the Fund’s return for the second consecutive fiscal year, benefiting from the upturn in the labor market.

McAfee Inc. was another leading contributor to the Fund’s return. McAfee is a leading provider of network security software products. Its consumer division has been a strong contributor to its revenue and earnings growth, as a proliferation of computer viruses, worms, and spyware has driven demand for the company’s products.

Semiconductors were our primary area of weakness

Nearly all of our semiconductor holdings, which included Intel, International Rectifier, and PMC-Sierra, detracted from the Fund’s return. After a strong 2003, semiconductor stocks declined early in 2004 when investors began to be concerned about their valuations (the relation of their share prices to near-term earnings estimates). Although the outlook for business spending on semiconductors was building momentum as we entered the summer, lower-than-expected demand for semiconductors, coupled with a typical seasonal summer slowdown, led to excess inventories. This hurt semiconductor stocks. We ultimately reduced our exposure to this group by selling or reducing positions and focused on areas of technology where demand seemed firmer.

Looking ahead

Recent data point to moderate U.S. economic growth. We believe that consumer and business spending will continue to strengthen the information technology sector and that Internet software and services will be a key area. The Internet is finally coming of age, and we expect that consumer-focused Internet companies will continue to generate subscription and advertising revenue. We think that consumers and businesses will spend more for on-line bill payment services and security. We also expect consumer electronics to play a leading role in the sector.

These dynamics may also help communications equipment manufacturers. As more services and features become integrated into wireless devices, we think that they will drive a new replacement cycle at the consumer and enterprise levels. Next-generation technologies, such as voice over Internet protocol (a potential replacement for traditional wireline voice communications) and radio frequency identification (a potential replacement for bar code identification) may also drive growth in the communications equipment and telecommunication sectors.

Despite the generally favorable economic environment, we believe that 2005 will remain a stock picker’s market. Companies that are strategically well positioned and have superior product and/or service offerings should see healthy growth.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

Jennison Sector Funds, Inc./Jennison Technology Fund	5

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/04.

4.5%	Yahoo!, Inc./Internet Software & Services

Yahoo! is a leading Internet portal, and has been able to increase revenues through subscription-based services and advertising.

4.1%	Amdocs Ltd. PLC/Software

Amdocs provides billing, customer care, and directory and other customized software and services to telecommunications companies. The company continues to benefit from renewed spending for these services by major wireline and wireless telecommunications providers.

3.1%	Ask Jeeves, Inc./Internet Software & Services

Ask Jeeves is an Internet search portal that competes directly with market leaders Yahoo! and Google.

3.1%	eBay, Inc./Internet & Catalog Retail

eBay provides an on-line auction site that allows users to buy and sell items such as collectibles, automobiles, high-end or premium art items, jewelry, consumer electronics, and a host of practical and miscellaneous items. The company continues to add to the number of listings on its site, which has enabled it to steadily increase revenues and earnings.

3.0%	Monster Worldwide, Inc./Commercial Services & Supplies

Monster Worldwide is an on-line job-search company that has made recruiting cheaper and more efficient than the traditional newspaper channels, allowing the company to capture an increasing share of the total help-wanted market.

Holdings reflect only long-term investments and are subject to change.

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Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2004, at the beginning of the period, and held through the six-month period ended November 30, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

Jennison Sector Funds, Inc./Jennison Technology Fund	7

be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Technology Fund		Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000	$1,061	1.59%	$8.19
	Hypothetical	$1,000	$1,017	1.59%	$8.02

Class B	Actual	$1,000	$1,059	2.34%	$12.05
	Hypothetical	$1,000	$1,013	2.34%	$11.78

Class C	Actual	$1,000	$1,059	2.34%	$12.05
	Hypothetical	$1,000	$1,013	2.34%	$11.78

Class Z	Actual	$1,000	$1,064	1.34%	$6.91
	Hypothetical	$1,000	$1,018	1.34%	$6.76

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2004, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2004 (to reflect the six-month period).

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Portfolio of Investments

as of November 30, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 100.9%
COMMON STOCKS

Capital Markets 2.0%
218,400	Ameritrade Holding Corp.(a)(b)	$3,042,312

Commercial Services & Supplies 4.7%
49,100	CoStar Group, Inc.(a)	2,150,580
167,700	Monster Worldwide, Inc.(a)(b)	4,727,463
12,500	Paychex, Inc.	414,500

		7,292,543

Communications Equipment 11.4%
384,900	3Com Corp.(a)	1,708,956
406,100	ADC Telecommunications, Inc.(a)	954,335
76,800	Cisco Systems, Inc.(a)	1,436,928
156,300	Comverse Technology, Inc.(a)(b)	3,324,501
64,100	Corning, Inc.(a)(b)	806,378
277,500	ECI Telecom Ltd.(a)	2,303,250
75,500	Juniper Networks, Inc.(a)(b)	2,078,515
68,600	QUALCOMM, Inc.	2,855,132
25,000	Research In Motion Ltd.(a)(b)	2,224,250

		17,692,245

Computers & Peripherals 10.3%
55,100	Apple Computer, Inc.(a)(b)	3,694,455
220,600	Brocade Communications Systems, Inc.(a)	1,528,758
71,200	Diebold, Inc.(b)	3,787,840
32,000	International Business Machines Corp.	3,015,680
16,500	Lexmark International, Inc.(a)(b)	1,400,850
42,900	NCR Corp.(a)	2,562,417

		15,990,000

Diversified Financial Services 1.3%
10,600	Chicago Mercantile Exchange	2,074,526

Electronic Equipment & Instruments 5.9%
59,446	Agilent Technologies, Inc.(a)	1,360,719
42,600	Amphenol Corp., Class A(a)	1,495,686
47,800	Molex, Inc.(b)	1,317,846
163,600	Symbol Technologies, Inc.	2,480,176
82,800	Trimble Navigation Ltd.(a)	2,613,996

		9,268,423

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	9

Portfolio of Investments

as of November 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Healthcare Equipment & Supplies 2.6%
25,900	Given Imaging Ltd.(a)(b)	$862,729
68,000	Waters Corp.(a)(b)	3,172,880

		4,035,609

Healthcare Providers & Services 4.7%
77,200	Cerner Corp.(a)(b)	4,069,984
441,200	WebMD Corp.(a)(b)	3,198,700

		7,268,684

Household Durables 1.1%
13,900	Harman International Industries, Inc.(b)	1,707,615

Internet & Catalog Retail 5.6%
60,000	Audible, Inc.(a)	1,677,600
42,700	eBay, Inc.(a)	4,801,615
88,900	IAC/InterActiveCorp(a)(b)	2,194,941

		8,674,156

Internet Software & Services 16.2%
275,000	Akamai Technologies, Inc.(a)	3,561,250
189,500	Ask Jeeves, Inc.(a)(b)	4,896,680
44,700	Equinix, Inc.(a)(b)	1,737,936
18,300	Google, Inc.(a)(b)	3,348,900
200,000	iVillage, Inc.(a)	949,000
113,200	VeriSign, Inc.(a)(b)	3,724,280
186,100	Yahoo!, Inc.(a)	7,001,082

		25,219,128

IT Services 3.3%
94,600	CheckFree Corp.(a)(b)	3,504,930
87,600	CSG Systems International, Inc.(a)	1,591,692

		5,096,622

Media 2.8%
2,000	DreamWorks Animation SKG, Inc.(a)(b)	73,920
582,600	Sirius Satellite Radio, Inc.(a)(b)	3,868,464
13,400	XM Satellite Radio Holdings, Inc(a)(b)	494,594

		4,436,978

Pharmaceuticals 0.9%
52,100	Elan Corp. PLC ADR(a)(b)	1,375,440

See Notes to Financial Statements.

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Shares	Description	Value (Note 1)

Semiconductors & Semiconductor Equipment 6.3%
66,700	Altera Corp.(a)(b)	$1,512,756
70,700	Intel Corp.	1,580,145
68,500	Marvell Technology Group Ltd. (Bermuda)(a)	2,196,110
87,900	Maxim Integrated Products, Inc.(b)	3,600,384
26,900	Tessera Technologies, Inc.(a)	956,295

		9,845,690

Software 19.7%
51,800	Adobe Systems, Inc.	3,137,008
245,100	Amdocs Ltd. PLC (United Kingdom)(a)(b)	6,335,835
65,100	Business Objects SA ADR(a)(b)	1,515,528
100,800	Cognos, Inc. (Canada)(a)	3,970,512
53,800	Electronic Arts, Inc.(a)(b)	2,630,820
72,700	Intuit, Inc.(a)(b)	3,041,768
44,500	Mercury Interactive Corp.(a)(b)	2,029,645
53,200	Microsoft Corp.	1,426,292
22,000	NAVTEQ Corp.(a)	949,300
72,400	Salesforce.com, Inc.(a)(b)	1,264,104
61,100	SAP AG ADR (Germany)	2,718,950
142,100	TIBCO Software, Inc.(a)	1,634,150

		30,653,912

Wireless Telecommunication Services 2.1%
150,600	Alamosa Holdings, Inc.(a)(b)	1,641,540
93,300	Nextel Partners, Inc., Class A(a)(b)	1,687,797

		3,329,337

	Total long-term investments (cost $132,272,018)	157,003,220

SHORT-TERM INVESTMENT 44.4%

Money Market Mutual Fund
	Dryden Core Investment Fund - Taxable Money Market Series(c)
69,112,433	(cost $69,112,433; Note 3)	69,112,433

	Total Investments, Before Outstanding Options Written 145.3% (cost $201,384,451; Note 5)	226,115,653

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	11

Portfolio of Investments

as of November 30, 2004 Cont’d.

Contracts	Description	Value (Note 1)
OUTSTANDING OPTIONS WRITTEN (0.8)%

Call Options

75	Apple Computer, Inc., expiring 01/22/05 @ $42.50	$(191,250)
45	Chicago Merchantile Exchange, expiring 12/18/04 @ $155	(183,825)
131	Elan Corp. PLC, expiring 12/18/04 @ $30	(2,620)
103	Google, Inc., expiring 12/18/04 @ $120	(642,205)
23	Google, Inc., expiring 12/18/04 @ $140	(97,520)
34	Intuit, Inc., expiring 01/22/05 @ $45	(2,040)
52	Research In Motion Ltd., expiring 12/18/04 @ $75	(74,360)

	Total outstanding options written (premium received $127,144; Note 4)	(1,193,820)

	Total Investments, Net of Outstanding Options Written 144.5% (cost $201,257,307)	224,921,833
	Other liabilities in excess of other assets (44.5)%	(69,239,736)

	Net Assets 100%	$155,682,097

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan, see Note 4.
(c)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan, see Note 4.

ADR—American Depositary Receipt.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2004 were as follows:

Money Market Mutual Fund	44.4%
Software	19.7
Internet Software & Services	16.2
Communications Equipment	11.4
Computers & Peripherals	10.3
Semiconductors & Semiconductor Equipment	6.3
Electronic Equipment & Instruments	5.9
Internet & Catalog Retail	5.6
Commercial Services & Supplies	4.7
Healthcare Providers & Services	4.7
IT Services	3.3
Media	2.8
Healthcare Equipment & Supplies	2.6
Wireless Telecommunication Services	2.1
Capital Markets	2.0
Diversified Financial Services	1.3
Household Durables	1.1
Pharmaceuticals	0.9

145.3
Outstanding Options Written	(0.8)
Other liabilities in excess of other assets	(44.5)

100%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	13

Statement of Assets and Liabilities

as of November 30, 2004

Assets
Investments, at value including securities on loan of $65,487,512 (cost $201,384,451)	$226,115,653
Receivable for investments sold	1,108,830
Dividends receivable	205,188
Receivable for Fund shares sold	116,372
Prepaid expenses	3,179
Foreign tax reclaim receivable	223

Total assets	227,549,445

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	67,164,920
Payable for investments purchased	1,822,973
Outstanding options written (premium received $127,144) (Note 4)	1,193,820
Payable to custodian	857,726
Payable for Fund shares reacquired	392,322
Accrued expenses	246,773
Management fee payable	94,549
Distribution fee payable	93,140
Deferred directors’ fees	1,125

Total liabilities	71,867,348

Net Assets	$155,682,097

Net assets were comprised of:
Common stock, at par	$230,970
Paid-in capital in excess of par	430,399,470

430,630,440
Accumulated net investment loss	(1,125)
Accumulated net realized loss on investments	(298,611,744)
Net unrealized appreciation on investments	23,664,526

Net assets, November 30, 2004	$155,682,097

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($45,559,296 ÷ 6,579,670 shares of common stock issued and outstanding)	$6.92
Maximum sales charge (5.5% of offering price)	0.40

Maximum offering price to public	$7.32

Class B
Net asset value, offering price and redemption price per share ($77,752,079 ÷ 11,698,471 shares of common stock issued and outstanding)	$6.65

Class C
Net asset value, offering price and redemption price per share ($26,004,126 ÷ 3,912,537 shares of common stock issued and outstanding)	$6.65

Class Z
Net asset value, offering price and redemption price per share ($6,366,596 ÷ 906,340 shares of common stock issued and outstanding)	$7.02

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	15

Statement of Operations

Year Ended November 30, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $3,958)	$415,440
Income from securities loaned, net	202,371

Total income	617,811

Expenses
Management fee	1,214,509
Distribution fee—Class A	116,502
Distribution fee—Class B	809,411
Distribution fee—Class C	276,550
Transfer agent’s fees and expenses	709,000
Custodian’s fees and expenses	154,000
Registration fees	45,000
Audit fee	18,000
Directors’ fees	11,000
Miscellaneous	9,302

Total expenses	3,363,274

Net investment loss	(2,745,463)

Realized And Unrealized Gain (Loss) On Investments
Net realized gain on:
Investment transactions	5,631,572
Written options transactions	38,622

5,670,194

Net change in unrealized depreciation on:
Investments	(28,196)
Written options	(1,069,777)

(1,097,973)

Net gain on investments	4,572,221

Net Increase In Net Assets Resulting From Operations	$1,826,758

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(2,745,463)	$(3,220,023)
Net realized gain (loss) on investment transactions	5,670,194	(14,145,558)
Net change in unrealized appreciation (depreciation) on investments	(1,097,973)	59,350,860

Net increase in net assets resulting from operations	1,826,758	41,985,279

Fund share transactions (net of share conversions) (Note 6)
Proceeds from shares sold	16,339,822	24,360,312
Cost of shares reacquired	(46,105,450)	(41,761,202)

Net decrease in net assets from Fund share transactions	(29,765,628)	(17,400,890)

Total increase (decrease)	(27,938,870)	24,584,389

Net Assets
Beginning of year	183,620,967	159,036,578

End of year	$155,682,097	$183,620,967

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	17

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”), is registered under the Investment Company Act of 1940 as an open-end, management investment company. The Company presently consists of four portfolios: Jennison Financial Services Fund, Jennison Health Sciences Fund, Jennison Utility Fund and Jennison Technology Fund. These financial statements relate to Jennison Technology Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is to seek long-term capital appreciation. The Fund seeks to achieve its objective by investing primarily in equity-related securities of technology companies. Technology companies include companies that will derive a substantial portion of their sales from products or services in technology and technology-related activities. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region. Under normal circumstances, the Fund intends to invest at least 80% of its investable assets in such securities.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser; to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of business of trading on the applicable exchange or if there was no sale at the mean between the most recently quoted bid and asked prices on such exchanges. Future contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from

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independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of November 30, 2004, there were no securities whose values were adjusted in accordance with procedures approved by the Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under tri party repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or, if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

Jennison Sector Funds, Inc./Jennison Technology Fund	19

Notes to Financial Statements

Cont’d

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level.

Net investment income or loss, (other than distribution fees, which are charged directly to the respective class) unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

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Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective June 1, 2004 the management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $1 billion and 0.70 of 1% of average daily net assets in excess of $1 billion. Prior to June 1, 2004 the management fee was 0.75 of 1% of average daily net assets. The effective management fee rate was .75 of 1% for the year ended November 30, 2004.

Jennison Sector Funds, Inc./Jennison Technology Fund	21

Notes to Financial Statements

Cont’d

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS has contractually agreed to limit such expenses to .25 of 1% of the average daily net assets of the Class A shares for the year ended November 30, 2004.

PIMS has advised the Fund that it received approximately $44,800 and $2,400 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that it received approximately $172,600 and $4,700 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively, during for the year ended November 30, 2004.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from December 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion, if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a

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revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2004.

Note 3. Other Transactions With Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. During the year ended November 30, 2004, the Fund incurred fees of approximately $564,200 for the services of PMFS. As of November 30, 2004, approximately $43,200 of such fees were due to PMFS. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $84,000 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliates of PI, was approximately $69,500 for the year ended November 30, 2004. As of November 30, 2004 approximately $4,000 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2004, Prudential Equity Group, LLC, (“PEG”), an indirect, wholly-owned subsidiary of Prudential, and Wachovia earned approximately $1,900 and $4,000, respectively, in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc., (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s securities lending agent. For the year ended November 30, 2004, PIM has been compensated approximately $67,500 for these services.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2004, the Fund earned income from the Series by investing its excess cash and collateral received from securities lending of approximately $44,000 and $202,400 (net), respectively.

Jennison Sector Funds, Inc./Jennison Technology Fund	23

Notes to Financial Statements

Cont’d

Note 4. Portfolio Securities

Purchases and sales of portfolio securities, other than short-term investments, for the year ended November 30, 2004, were $291,113,458 and $317,647,196, respectively.

As of November 30, 2004, the Fund had securities on loan with an aggregate market value of $65,487,512. The Fund received $67,164,920 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Transactions in written options during the year ended November 30, 2004 were as follows:

	Number of Contracts	Premiums Received
Written options outstanding as of November 30, 2003	66	$11,021
Written options opened	672	156,196
Written options closed	(66)	(11,021)
Written options exercised	(209)	(29,052)

Written options outstanding as of November 30, 2004	463	$127,144

Note 5. Tax Information

In order to present undistributed net investment income or loss and accumulated net realized gains or losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, accumulated net investment loss and accumulated net realized loss on investments. For the year ended November 30, 2004, the adjustments were to decrease accumulated net investment loss and paid-in-capital in excess of par by $2,744,338, due to a net operating loss for tax purposes. Net investment loss, net realized gain and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation of Investments	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation of Investments
$201,784,692	$28,373,565	$4,042,604	$24,330,961	$(1,066,676)	$23,264,285

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The difference between book basis and tax basis is attributable to deferred losses on wash sales. The adjusted net unrealized appreciation on a tax basis includes other tax basis adjustments that are primarily attributable to depreciation of written options.

As of November 30, 2004, the Fund had no distributable earnings.

For federal income tax purposes, the Fund had a capital loss carryforward as of November 30, 2004 of approximately $298,212,000, of which $171,397,000 expires in 2009 and $99,916,000 expires in 2010 and $26,899,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. During the fiscal year ended November 30, 2004, the Fund utilized approximately $1,235,000 of its prior year capital loss carryforward. It is uncertain whether the Fund will be able to realize the full benefit prior to expiration date.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Through March 14, 2004, Class A shares were sold with a front-end sales charge of up to 5%. Class A shares purchased on or after March 15, 2004 are subject to a maximum front-end sales charge of 5.50%. Effective March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a CDSC which declines from 5% to zero depending upon the period of time the shares are held. Through February 1, 2004, Class C shares were sold with a front-end sales charge of 1% and a CDSC of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the CDSC for Class C shares is 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of common stock, $.01 par value per share, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Jennison Sector Funds, Inc./Jennison Technology Fund	25

Notes to Financial Statements

Cont’d

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2004:
Shares sold	1,037,890	$6,815,174
Shares reacquired	(2,523,721)	(16,324,338)

Net increase (decrease) in shares outstanding before conversion	(1,485,831)	(9,509,164)
Shares issued upon conversion from Class B	388,526	2,484,356

Net increase (decrease) in shares outstanding	(1,097,305)	$(7,024,808)

Year ended November 30, 2003:
Shares sold	1,825,601	$9,882,964
Shares reacquired	(3,055,409)	(16,111,043)

Net increase (decrease) in shares outstanding before conversion	(1,229,808)	(6,228,079)
Shares issued upon conversion from Class B	394,760	2,035,044

Net increase (decrease) in shares outstanding	(835,048)	$(4,193,035)

Class B
Year ended November 30, 2004:
Shares sold	764,606	$4,862,074
Shares reacquired	(2,802,055)	(17,472,405)

Net increase (decrease) in shares outstanding before conversion	(2,037,449)	(12,610,331)
Shares reacquired upon conversion into Class A	(403,096)	(2,484,356)

Net increase (decrease) in shares outstanding	(2,440,545)	$(15,094,687)

Year ended November 30, 2003:
Shares sold	1,302,197	$6,858,930
Shares reacquired	(2,833,545)	(14,422,362)

Net increase (decrease) in shares outstanding before conversion	(1,531,348)	(7,563,432)
Shares reacquired upon conversion into Class A	(406,096)	(2,035,044)

Net increase (decrease) in shares outstanding	(1,937,444)	$(9,598,476)

Class C
Year ended November 30, 2004:
Shares sold	276,980	$1,755,055
Shares reacquired	(1,309,519)	(8,215,423)

Net increase (decrease) in shares outstanding	(1,032,539)	$(6,460,368)

Year ended November 30, 2003:
Shares sold	555,721	$2,939,896
Shares reacquired	(1,336,112)	(6,846,305)

Net increase (decrease) in shares outstanding	(780,391)	$(3,906,409)

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Class Z	Shares	Amount
Year ended November 30, 2004:
Shares sold	433,828	$2,907,519
Shares reacquired	(623,600)	(4,093,284)

Net increase (decrease) in shares outstanding	(189,772)	$(1,185,765)

Year ended November 30, 2003:
Shares sold	777,328	$4,678,522
Shares reacquired	(818,051)	(4,381,492)

Net increase (decrease) in shares outstanding	(40,723)	$297,030

Jennison Sector Funds, Inc./Jennison Technology Fund	27

Financial Highlights

Class A
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.74

Income (loss) from investment operations:
Net investment loss	(.08)
Net realized and unrealized gain (loss) on investment transactions	.26

Total from investment operations	.18

Less Distributions
Distributions from net realized gain on investments	—

Net asset value, end of year	$6.92

Total Return(a):	2.67%
Ratios/Supplemental Data:
Net assets, end of year (000)	$45,559
Average net assets (000)	$46,601
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.58%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(1.20)%
For Class A, B, C and Z shares:
Portfolio turnover rate	181%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Net of management fee waiver.
(c)	The Distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2003	2002	2001	2000

$5.15	$7.07	$11.72	$13.44

(.09)	(.10)	(.07)	(.11	)(b)
1.68	(1.82)	(3.36)	(1.53)

1.59	(1.92)	(3.43)	(1.64)

—	—	(1.22)	(.08)

$6.74	$5.15	$7.07	$11.72

30.87%	(27.16)%	(33.35)%	(12.39)%

$51,747	$43,808	$70,417	$107,924
$42,894	$54,459	$86,366	$137,874

1.86%	1.86%	1.53%	1.08	%(b)
1.61%	1.61%	1.28%	.83	%(b)
(1.59)%	(1.57)%	(.85)%	(.74	)%(b)

188%	164%	154%	151%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	29

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.52

Income (loss) from investment operations:
Net investment loss	(.14)
Net realized and unrealized gain (loss) on investment transactions	.27

Total from investment operations	.13

Less Distributions
Distributions from net realized gain on investments	—

Net asset value, end of year	$6.65

Total Return(a):	1.99%
Ratios/Supplemental Data:
Net assets, end of year (000)	$77,752
Average net assets (000)	$80,941
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(1.95)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Net of management fee waiver.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2003	2002	2001	2000

$5.01	$6.94	$11.60	$13.40

(.13)	(.15)	(.14)	(.23	)(b)
1.64	(1.78)	(3.30)	(1.49)

1.51	(1.93)	(3.44)	(1.72)

—	—	(1.22)	(.08)

$6.52	$5.01	$6.94	$11.60

30.14%	(27.81)%	(33.83)%	(13.03)%

$92,163	$80,613	$138,220	$230,357
$77,751	$101,549	$170,790	$306,603

2.61%	2.61%	2.28%	1.83	%(b)
1.61%	1.61%	1.28%	.83	%(b)
(2.35)%	(2.32)%	(1.59)%	(1.49	)%(b)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	31

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.52

Income (loss) from investment operations:
Net investment loss	(.14)
Net realized and unrealized gain (loss) on investment transactions	.27

Total from investment operations	.13

Less Distributions
Distributions from net realized gain on investments	—

Net asset value, end of year	$6.65

Total Return(a):	1.99%
Ratios/Supplemental Data:
Net assets, end of year (000)	$26,004
Average net assets (000)	$27,655
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(1.96)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Net of management fee waiver.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2003	2002	2001	2000

$5.01	$6.94	$11.60	$13.40

(.13)	(.15)	(.14)	(.23	)(b)
1.64	(1.78)	(3.30)	(1.49)

1.51	(1.93)	(3.44)	(1.72)

—	—	(1.22)	(.08)

$6.52	$5.01	$6.94	$11.60

30.14%	(27.81)%	(33.83)%	(13.03)%

$32,234	$28,710	$50,876	$83,717
$27,519	$36,790	$63,088	$111,334

2.61%	2.61%	2.28%	1.83	%(b)
1.61%	1.61%	1.28%	.83	%(b)
(2.35)%	(2.31)%	(1.59)%	(1.49	)%(b)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	33

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$6.82

Income (loss) from investment operations:
Net investment loss	(.07)
Net realized and unrealized gain (loss) on investment transactions	.27

Total from investment operations	.20

Less Distributions
Distributions from net realized gain on investments	—

Net asset value, end of year	$7.02

Total Return(a):	2.93%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,367
Average net assets (000)	$6,738
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.33%
Expenses, excluding distribution and service (12b-1) fees	1.33%
Net investment loss	(.95)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b)	Net of management fee waiver.

See Notes to Financial Statements.

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Class Z

Year Ended November 30,
2003	2002	2001	2000

$5.20	$7.12	$11.76	$13.46

(.06)	(.08)	(.05)	(.08	)(b)
1.68	(1.84)	(3.37)	(1.54)

1.62	(1.92)	(3.42)	(1.62)

—	—	(1.22)	(.08)

$6.82	$5.20	$7.12	$11.76

31.15%	(26.97)%	(33.14)%	(12.23)%

$7,478	$5,906	$10,274	$16,386
$5,030	$7,193	$12,330	$21,704

1.61%	1.61%	1.28%	.83	%(b)
1.61%	1.61%	1.28%	.83	%(b)
(1.28)%	(1.32)%	(.58)%	(.49	)%(b)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Technology Fund	35

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Technology Fund

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Technology Fund hereafter referred to as the “Fund”, including the portfolio of investments, as of November 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2003 and the financial highlights for the periods presented prior to November 30, 2004, were audited by another independent registered public accounting firm, whose report dated, January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2005

36	Visit our website at www.jennisondryden.com

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1999(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1999(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1999(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Jennison Sector Funds, Inc./Jennison Technology Fund	37

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1999(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1999(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

38	Visit our website at www.jennisondryden.com

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of Pl; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1999(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

(†)	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Technology Fund	39

Growth of a $10,000 Investment

                                    [CHART]

Average Annual Total Returns (With Sales Charges) as of 11/30/04
	One Year	Five Years	Since Inception
Class A	–2.98%	–11.59% (–11.70)	–5.33% (–5.43)
Class B	–3.01	–11.38 (–11.49)	–5.17 (–5.28)
Class C	0.99	–11.22 (–11.33)	–5.01 (–5.12)
Class Z	2.93	–10.36 (–10.47)	–4.09 (–4.19)

Average Annual Total Returns (Without Sales Charges) as of 11/30/04
	One Year	Five Years	Since Inception
Class A	2.67%	–10.59% (–10.69)	–4.34% (–4.44)
Class B	1.99	–11.22 (–11.33)	–5.01 (–5.12)
Class C	1.99	–11.22 (–11.33)	–5.01 (–5.12)
Class Z	2.93	–10.36 (–10.47)	–4.09 (–4.19)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 6/30/99.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison Technology Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Information Technology Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Information Technology Index is an unmanaged capitalization-weighted index that measures the performance of the technology sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower, as indicated in parentheses.

Jennison Sector Funds, Inc./Jennison Technology Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Company’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS

Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer and Secretary • Deborah A. Docs, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance
Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Technology Fund
Share Class	A	B	C	Z
NASDAQ	PTYAX	PTYBX	PTYCX	PTFZX
CUSIP	476294889	476294871	476294863	476294855

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Technology Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Sector Funds, Inc./Jennison Technology Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Technology Fund
Share Class	A	B	C	Z
NASDAQ	PTYAX	PTYBX	PTYCX	PTFZX
CUSIP	476294889	476294871	476294863	476294855

MF188E5    IFS-A099657    Ed. 01/2005

Jennison Financial Services Fund

NOVEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

January 14, 2005

We hope that you find the annual report for the Jennison Financial Services Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Jennison Financial Services Fund

Jennison Sector Funds, Inc./Jennison Financial Services Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Financial Services Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 11/30/04
	One Year	Five Years	Since Inception[2]
Class A	14.73%	60.74% (60.51)	50.46% (50.12)
Class B	13.90	54.87 (54.64)	44.50 (44.16)
Class C	13.90	54.87 (54.64)	44.50 (44.16)
Class Z	14.90	62.64 (62.40)	52.39 (52.06)
S&P SC 1500 Index[3]	13.28	–2.92	–1.37
S&P SC Financials Index[4]	12.41	38.09	29.57
Lipper Financial Services Funds Avg.[5]	14.18	66.87	53.15

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Since Inception[2]
Class A	9.62%	10.35% (10.31)	7.73% (7.70)
Class B	10.08	10.61 (10.58)	7.89 (7.86)
Class C	14.08	10.75 (10.71)	8.02 (7.99)
Class Z	16.27	11.88 (11.85)	9.11 (9.08)
S&P SC 1500 Index[3]	11.78	–1.07	0.36
S&P SC Financials Index[4]	11.91	8.04	5.61
Lipper Financial Services Funds Avg.[5]	13.85	11.65	8.22

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, management fee waivers were in effect. Without such management fee waivers, the returns for the classes would have been lower, as indicated in parenthesis. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 6/30/99.

3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

4The S&P SC Financials Index is an unmanaged, capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index.

5The Lipper Financial Services Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Financial Services Funds category for the periods noted. Funds in the Lipper Average invest primarily in equity securities of companies engaged in providing financial services, including, but not limited to, banks, finance companies, insurance companies, and securities/brokerage firms.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index and the S&P SC Financials Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 11/30/04
American International Group, Inc., Insurance	8.8%
Citigroup, Inc., Diversified Financial Services	8.8
Bank of America Corp., Commercial Banks	7.9
Redwood Trust, Inc., Real Estate Investment Trust	6.6
Lehman Brothers Holdings, Inc., Capital Markets	5.9

Holdings reflect only long-term investments and are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 11/30/04
Capital Markets	25.7%
Insurance	14.6
Consumer Finance	13.4
Diversified Financial Services	13.3
Commercial Banks	12.8

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Performance and market overview

The Fund outperformed its benchmark, the S&P SC Financials Index, over its fiscal year ended November 30, 2004. The Fund also came in ahead of its peer group, the Lipper Financial Services Funds Average.

While financial services stocks continued to perform well early in the Fund’s fiscal year, this strength gave way to volatility during much of the second and third quarters of calendar year 2004. The Federal Reserve (the Fed) indicated that it intended to raise interest rates from the exceptionally low levels of the past few years. The prospect of rising rates had a negative impact on companies in the financials sector, particularly companies such as brokerage and diversified financial services firms, that were thought to have greater interest-rate exposure. Although the broader stock market reaction was muted at the end of June when the long-anticipated initial interest-rate move was announced, the financials sector declined. Toward the end of the reporting period, however, the pressure started to lift as signs that the economy was growing at a moderate pace implied that the interest-rate environment would be favorable for financials.

In this choppy environment, the Fund’s success was due to identifying fundamentally sound, attractively valued companies. In addition, we had sought out companies that had positioned their operations to anticipate the rising interest rates.

Bank of the Ozarks led performance

The top contributor to the Fund’s return was Bank of the Ozarks, an Arkansas-based community bank. Its impressive deposit and loan growth enabled it to deliver consistently strong revenues and earnings. It is one of the lowest-cost banks in the country. Despite opening new branches throughout the year, the bank was able to manage its expenses effectively, maintaining attractive profitability margins as a result. It also was able to maintain excellent credit quality as it continued to increase its lending.

Capital markets were challenging, but generally rewarding

Many of our positions in firms with significant exposure to the capital markets performed well. Investment banking, securities trading, and asset management remained strong due to the improving economic conditions. However, the interest-rate concerns that we noted, together with a seasonal slowdown typical of the capital markets, produced declining share prices in this sector during the summer. We took advantage of the opportunity to add to our positions in capital markets firms at attractive prices. By the end of the reporting period, stocks in the sector had rebounded materially from their lows. Brokerage firms Lehman Brothers Holdings (see Comments on Largest Holdings), Goldman Sachs, and Merrill Lynch were among the

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largest contributors to the Fund’s return. Bank of America, which has significant capital markets operations in addition to its commercial banking activities, had a positive impact as well. Investors also favorably viewed its merger with FleetBoston, which resulted in cost savings.

In contrast, State Street and Citigroup (see Comments on Largest Holdings) were among the Fund’s largest detractors. Although State Street was able to increase its revenues modestly, its earnings were hurt by its struggle to manage its expenses effectively. It has a new CEO whom we expect to be able to improve its operations. Given its valuation (share price in relation to earnings potential) at the end of our reporting period, we feel comfortable holding our position.

Regulatory issues weighed on Citigroup’s shares. In June it agreed to pay $2.65 billion to settle a class action suit brought by holders of WorldCom securities. The size of the settlement turned investor sentiment against Citigroup. In September its shares also declined in response to news that the Japanese Financial Services Agency had effectively closed its private banking operations in Japan. The suspension came after evidence emerged that its private bank had made material misrepresentations to clients and prospects. This order does not affect Citibank’s retail and corporate banking operations in Japan, and we believe that it will ultimately have a minimal impact on Citigroup’s earnings. While we are frustrated by the series of negative announcements, we maintain our positive outlook on Citigroup on the basis of its strong fundamentals, attractive position in global capital markets, and valuation.

Mortgage providers continued to be strong

Redwood Trust (see Comments on Largest Holdings), a real estate investment trust (REIT) specializing in quality jumbo-size residential mortgages, was our leading performer in this category. Its consistent earnings growth was driven by a steady rise in assets and by the good credit quality of its residential loans. It also declared a special dividend of $5.50 per share to distribute the remainder of its 2004 REIT taxable income. The fact that dividend payments were larger than expected fueled its share-price rise. We continue to be optimistic about Redwood’s dividend-paying power, and it remains one of the Fund’s larger positions. Countrywide Financial was another leader in this group, showing growth in origination, refinancing, adjustable-rate, home equity, and subprime fundings.

Looking ahead

We have significant exposures to securities processors and capital markets companies. Both can benefit from improving markets, and we believe them to be attractively valued. Their earnings may rise if the economy continues to improve. We

Jennison Sector Funds, Inc./Jennison Financial Services Fund	5

Investment Adviser’s Report (continued)

are also emphasizing mortgage providers whom we believe will be long-term winners in a market undergoing a competitive shakeout. We own some traditional banks, but are less exposed than our benchmark. We believe that as the difference, or spread, between rising short-term interest rates and long-term rates is shrinking, traditional lending businesses are becoming more challenging.

Although investors historically have favored sectors that are more cyclical than financials when interest rates are rising, we feel the prospects for the financials sector are positive. We believe that financial company managers expected interest rates to rise from their 40-year lows and have positioned their businesses accordingly. We also think that the Fed is unlikely to raise interest rates aggressively now that economic data are pointing to only moderate economic growth.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

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Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/04.

8.8%	American International Group, Inc. (AIG)/Insurance

AIG provides property and casualty insurance, life insurance, and financial services globally. It is a AAA-rated conglomerate with very attractive organic growth opportunities, especially in Southeast Asia.

8.8%	Citigroup, Inc./Diversified Financial Services

Citigroup is a diversified global financial services firm offering commercial and retail banking, investment banking, brokerage, asset management, and insurance services.

7.9%	Bank of America Corp./Commercial Banks

Bank of America provides consumer and commercial banking, asset management, corporate and investment banking, and equity investment products globally. On April 1, 2004, the company completed its acquisition of FleetBoston Financial Corp.

6.6%	Redwood Trust, Inc./Real Estate Investment Trust

Redwood Trust is a real estate investment trust specializing in quality jumbo-size residential mortgages. Redwood has materially increased its earnings and dividend power and currently offers an extremely attractive dividend yield. It intends to increase its regular quarterly dividend to $0.70 per share beginning in the first quarter of 2005.

5.9%	Lehman Brothers Holdings, Inc./Capital Markets

Lehman Brothers provides securities underwriting, financial advisory and investment and merchant banking services, securities and commodities trading, and asset management to institutional, corporate, government, and high-net-worth individual clients globally. It also trades on its own account.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2004, at the beginning of the period, and held through the six-month period ended November 30 , 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

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be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Financial Services Fund		Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,083	1.49%	$7.76
	Hypothetical	$1,000	$1,018	1.49%	$7.52

Class B	Actual	$1,000	$1,079	2.24%	$11.64
	Hypothetical	$1,000	$1,014	2.24%	$11.28

Class C	Actual	$1,000	$1,079	2.24%	$11.64
	Hypothetical	$1,000	$1,014	2.24%	$11.28

Class Z	Actual	$1,000	$1,084	1.24%	$6.46
	Hypothetical	$1,000	$1,019	1.24%	$6.26

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2004, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2004 (to reflect the six-month period).

Jennison Sector Funds, Inc./Jennison Financial Services Fund	9

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Portfolio of Investments

as of November 30, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 96.8%
COMMON STOCKS

Capital Markets 25.7%
38,000	Affiliated Managers Group, Inc.(a)(b)	$2,408,440
40,400	Goldman Sachs Group, Inc.(b)	4,232,304
85,400	Lehman Brothers Holdings, Inc.	7,154,812
128,400	Mellon Financial Corp.	3,751,848
118,800	Merrill Lynch & Co., Inc.	6,618,348
31,700	Morgan Stanley	1,608,775
32,400	National Financial Partners Corp.	1,125,576
92,800	State Street Corp.(b)	4,135,168

		31,035,271

Commercial Banks 12.8%
206,918	Bank of America Corp.	9,574,096
142,600	Bank of the Ozarks, Inc.	5,083,690
29,200	North Fork Bancorporation, Inc.(b)	840,960

		15,498,746

Consumer Finance 13.4%
35,900	Alliance Data Systems Corp.(a)(b)	1,540,110
107,300	American Express Co.(b)	5,977,683
70,400	Capital One Financial Corp.(b)	5,532,032
129,400	Nelnet, Inc. Class A(a)	3,137,950

		16,187,775

Diversified Financial Services 13.3%
23,600	Assured Guaranty Ltd.	434,712
236,480	Citigroup, Inc.	10,582,480
134,010	J.P. Morgan Chase & Co.	5,045,476

		16,062,668

Household Durables 3.4%
58,500	Lennar Corp.	2,628,405
56,400	WCI Communities, Inc.(a)(b)	1,444,968

		4,073,373

Insurance 14.6%
40,500	Ambac Financial Group, Inc.	3,293,865
167,204	American International Group, Inc.	10,592,373
60,600	Platinum Underwriters Holdings Ltd.	1,806,486
52,800	Willis Group Holdings Ltd.	1,998,480

		17,691,204

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	11

Portfolio of Investments

as of November 30, 2004 Cont’d.

Shares	Description	Value (Note 1)
Real Estate Investment Trust 6.7%
137,900	Redwood Trust, Inc.	$8,029,917

Thrifts & Mortgage Finance 6.9%
157,998	Countrywide Financial, Inc.	5,247,114
45,500	Freddie Mac	3,105,830

		8,352,944

	Total long-term investments (cost $97,077,209)	116,931,898

SHORT-TERM INVESTMENTS 20.7%

Money Market Mutual Fund 20.6%
24,979,334	Dryden Core Investment Fund—Taxable Money Market Series(c) (Note 3)	24,979,334

Principal Amount (000)

U.S. Treasury Security 0.1%
105	United States Treasury Bill 1.62%, 12/23/04	104,890

	Total short-term investments (cost $25,084,230)	25,084,224

	Total Investments 117.5% (cost $122,161,439; Note 5)	142,016,122
	Liabilities in excess of other assets ( 17.5%)	(21,164,509)

	Net Assets 100%	$120,851,613

(a)	Non-income producing security.
(b)	Securities, or portion thereof, on loan, see Note 4.
(c)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan, see Note 4.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and other liabilities in excess of assets shown as a percentage of net assets as of November 30, 2004 was as follows:

Capital Markets	25.7%
Money Market Mutual Fund	20.6
Insurance	14.6
Consumer Finance	13.4
Diversified Financial Services	13.3
Commercial Banks	12.8
Thrifts & Mortgage Finance	6.9
Real Estate Investment Trust	6.7
Household Durables	3.4
U.S. Treasury Security	0.1

117.5
Liabilities in excess of other assets	(17.5)

100.0%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	13

Statement of Assets and Liabilities

as of November 30, 2004

Assets
Investments, at value, including securities on loan of $21,147,079 (cost $122,161,439)	$142,016,122
Cash	15,214
Dividends and interest receivable	771,427
Receivable for investments sold	256,967
Receivable for Fund shares sold	46,802
Prepaid expenses	2,759

Total assets	143,109,291

Liabilities
Payable to broker for collateral for securities on loan (Note 4)	21,739,765
Payable for Fund shares reacquired	220,508
Accrued expenses	143,128
Distribution fee payable	78,998
Management fee payable	74,215
Deferred directors’ fees	1,064

Total liabilities	22,257,678

Net Assets	$120,851,613

Net assets were comprised of:
Common stock, at par	$91,551
Paid-in capital in excess of par	89,633,071

89,724,622
Undistributed net investment income	268,987
Accumulated net realized gain on investments and foreign currency transactions	11,003,321
Net unrealized appreciation on investments	19,854,683

Net assets November 30, 2004	$120,851,613

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($28,109,564 ÷ 2,087,415 shares of common stock issued and outstanding)	$13.47
Maximum sales charge (5.50% of offering price)	0.78

Maximum offering price to public	$14.25

Class B
Net asset value, offering price and redemption price per share
($64,020,901 ÷ 4,884,757 shares of common stock issued and outstanding)	$13.11

Class C
Net asset value, offering price and redemption price per share
($25,479,731 ÷ 1,944,108 shares of common stock issued and outstanding)	$13.11

Class Z
Net asset value, offering price and redemption price per share
($3,241,417 ÷ 238,791 shares of common stock issued and outstanding)	$13.57

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	15

Statement of Operations

Year ended November 30, 2004

Net Investment Income
Income
Dividends	$2,868,394
Interest	3,206
Income from securities loaned, net	13,140

Total income	2,884,740

Expenses
Management fee	946,862
Distribution fee—Class A	69,888
Distribution fee—Class B	670,142
Distribution fee—Class C	274,016
Transfer agent’s fees and expenses	297,000
Custodian’s fees and expenses	149,000
Reports to shareholders	69,000
Registration fees	49,000
Audit fee	18,000
Legal fees and expenses	15,000
Directors’ fees	11,000
Miscellaneous	6,436

Total expenses	2,575,344

Net investment Income	309,396

Realized And Unrealized Gain (Loss) On Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	11,566,881
Foreign currency transactions	(8)

11,566,873

Net change in unrealized appreciation on investments:	4,811,451

Net gain on investments	16,378,324

Net Increase In Net Assets Resulting From Operations	$16,687,720

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment income	$309,396	$242,806
Net realized gain on investment transactions and foreign currency transactions	11,566,873	2,056,981
Net change in unrealized appreciation on investments	4,811,451	15,944,751

Net increase in net assets resulting from operations	16,687,720	18,244,538

Dividends and distributions (Note 1)
Dividends from net investment income
Class A	(183,735)	—
Class Z	(64,827)	—

	(248,562)	—

Distributions from net realized gains
Class A	(134,212)	(965,773)
Class B	(330,996)	(2,557,104)
Class C	(132,796)	(1,125,638)
Class Z	(17,206)	(283,870)

	(615,210)	(4,932,385)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	7,674,841	11,411,328
Net asset value of shares issued in reinvestment of dividends and distributions	813,194	4,656,555
Cost of shares reacquired	(35,267,006)	(33,857,702)

Net decrease in net assets from Fund share transactions	(26,778,971)	(17,789,819)

Total decrease	(10,955,023)	(4,477,666)

Net Assets
Beginning of year	131,806,636	136,284,302

End of year(a)	$120,851,613	$131,806,636

(a) Includes undistributed net investment income of:	$268,987	$208,161

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	17

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company currently consists of four portfolios: Jennison Health Sciences Fund, Jennison Technology Fund, Jennison Utility Fund and Jennison Financial Services Fund. These financial statements relate to Jennison Financial Services Fund (the “Fund”). The financial statements of the other portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation. It seeks to achieve this objective by investing primarily in equities of companies in the financial services group of industries. The value of certain securities held by the Fund may be affected by economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the Nasdaq official closing price (NOCP) on the day of valuation, or if there was no NOCP, at the last sale price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisers, to be over-the-counter, are valued at market value using prices provided by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at the last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations

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are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Funds’ normal pricing time, are valued at fair value in accordance with the Board of Directors approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method includes valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividend or amounts equivalent thereto, on securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of

Jennison Sector Funds, Inc./Jennison Financial Services Fund	19

Notes to Financial Statements

Cont’d

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from holdings of foreign currencies, currency gains or losses realized between the trade and settlement dates of security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at year-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses from investment and currency transactions on sales of portfolio securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class, and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

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Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Written options involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	21

Notes to Financial Statements

Cont’d

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principals, are recorded on the ex-dividend date.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreements provide that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison assumes the day-to-day management responsibilities of the Fund and is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective June 1, 2004 the management fee paid to PI is computed daily and payable monthly at an annual rate of .75 of 1% of average daily net assets up to $1 billion and .70 of 1% of average daily net assets in excess of $1 billion. Prior to June 1, 2004 the management fee was .75 of 1% of average daily net assets. The effective management fee rate was .75 of 1% for the year ended November 30, 2004.

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The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the fiscal year ended November 30, 2004, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A Shares.

PIMS has advised the Fund that it received approximately $39,900 and $1,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the fiscal year ended November 30, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the fiscal year ended November 30, 2004, it received approximately $141,000 and $3,500 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from December 1, 2003 through April 30, 2004, the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 3, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement is $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised

Jennison Sector Funds, Inc./Jennison Financial Services Fund	23

Notes to Financial Statements

Cont’d

credit agreement will be October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. During the fiscal year ended November 30, 2004, the Fund incurred fees of approximately $234,900 for the services of PMFS. As of November 30, 2004, approximately $18,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $35,800 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”) was approximately $30,300 for the fiscal year ended November 30, 2004. As of November 30, 2004 approximately $1,600 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

For the year ended November 30, 2004, Prudential Equity Group, LLC, an indirect, wholly-owned subsidiary of Prudential, earned $415 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the securities lending agent for the Fund. For the fiscal year ended November 30, 2004, PIM has been compensated approximately $4,400 for these services.

The Fund invests in the Taxable Money Market Series (the “Portfolio”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the fiscal year ended November 30, 2004, the Fund earned income of approximately $17,700 and $13,100 (net), from the Portfolio, by investing its excess cash and collateral received from securities lending, respectively.

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Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the fiscal year ended November 30, 2004, were $87,032,196 and $117,755,672 respectively.

As of November 30, 2004, the Fund had securities on loan with an aggregate market value of $21,147,079. The Fund received $21,739,765 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund’s securities lending procedures.

Transactions in options written during the fiscal year ended November 30, 2004, were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of November 30, 2003	—	$—
Options written	(330)	(55,109)
Options exercised	330	55,109

Options outstanding as of November 30, 2004	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated gains (losses) on investments. For the year ended November 30, 2004, the adjustments were to decrease undistributed net investment income and increase accumulated net realized gain on investments and foreign currency transactions by $8 due to differences in the treatment for book and tax purposes of certain transactions involving foreign securities and currencies. Net investment loss, net realized gains and net assets were not affected by this change.

For the year ended November 30, 2004, the tax character of distributions paid by the fund was $455,313 from ordinary income and $408,459 from long-term capital gains. For the year ended November 30, 2003, the tax character of distributions paid by the Fund was $4,932,385 from long-term capital gains.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	25

Notes to Financial Statements

Cont’d

As of November 30, 2004 the Fund had undistributed ordinary income of $5,534,654 and $6,351,426 of long-term capital gains on tax basis.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2004 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$122,774,147	$19,731,103	$489,128	$19,241,975

The difference between book basis and tax basis was attributable to deferred losses on wash sales.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004 Class A shares were sold with a front-end sales charge of 5.0%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Through February 1, 2004, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to a front-end sales charge and the contingent deferred sales charge (CDSC) for Class C shares is 12 months from the date of purchase. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

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Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Fiscal year ended November 30, 2004:
Shares sold	256,633	$3,269,486
Shares issued in reinvestment of distributions	24,941	298,392
Shares reacquired	(593,610)	(7,505,296)

Net increase (decrease) in shares outstanding before conversion	(312,036)	(3,937,418)
Shares issued upon conversion from Class B	119,250	1,517,048

Net increase (decrease) in shares outstanding	(192,786)	$(2,420,370)

Fiscal year ended November 30, 2003:
Shares sold	248,428	$2,642,024
Shares issued in reinvestment of distributions	91,564	909,860
Shares reacquired	(722,479)	(7,525,072)

Net increase (decrease) in shares outstanding before conversion	(382,487)	(3,973,188)
Shares issued upon conversion from Class B	101,820	1,048,346

Net increase (decrease) in shares outstanding	(280,667)	$(2,924,842)

Class B
Fiscal year ended November 30, 2004:
Shares sold	223,536	$2,793,386
Shares issued in reinvestment of distributions	26,303	308,796
Shares reacquired	(1,196,014)	(14,825,814)

Net increase (decrease) in shares outstanding before conversion	(946,175)	(11,723,632)
Shares reacquired upon conversion into Class A	(122,010)	(1,517,048)

Net increase (decrease) in shares outstanding	(1,068,185)	$(13,240,680)

Fiscal year ended November 30, 2003:
Shares sold	352,157	$3,663,125
Shares issued in reinvestment of distributions	245,226	2,389,308
Shares reacquired	(1,292,814)	(13,106,341)

Net increase (decrease) in shares outstanding before conversion	(695,431)	(7,053,908)
Shares reacquired upon conversion into Class A	(104,073)	(1,048,346)

Net increase (decrease) in shares outstanding	(799,504)	$(8,102,254)

Class C
Fiscal year ended November 30, 2004:
Shares sold	74,547	$931,795
Shares issued in reinvestment of distributions	10,718	125,830
Shares reacquired	(631,697)	(7,828,580)

Net increase (decrease) in shares outstanding	(546,432)	$(6,770,955)

Fiscal year ended November 30, 2003:
Shares sold	171,268	$1,790,908
Shares issued in reinvestment of distributions	111,301	1,084,292
Shares reacquired	(770,626)	(7,816,222)

Net increase (decrease) in shares outstanding	(488,057)	$(4,941,022)

Jennison Sector Funds, Inc./Jennison Financial Services Fund	27

Notes to Financial Statements

Cont’d

Class Z	Shares	Amount
Fiscal year ended November 30, 2004:
Shares sold	53,040	$680,174
Shares issued in reinvestment of distributions	6,671	80,176
Shares reacquired	(406,003)	(5,107,316)

Net increase (decrease) in shares outstanding	(346,292)	$(4,346,966)

Fiscal year ended November 30, 2003:
Shares sold	309,386	$3,315,271
Shares issued in reinvestment of distributions	27,349	273,095
Shares reacquired	(516,412)	(5,410,067)

Net increase (decrease) in shares outstanding	(179,677)	$(1,821,701)

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Financial Highlights

NOVEMBER 30, 2004	ANNUAL REPORT

Jennison Financial Services Fund

Financial Highlights

Class A
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.88

Income (loss) from investment operations:
Net investment income	.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.62

Total from investment operations	1.73

Less Distributions
Dividends from net investment income	(.08)
Distributions from net realized gain on investment	(.06)

Total distributions	(.14)

Net asset value, end of year	$13.47

Total Return(a):	14.73%
Ratios/Supplemental Data:
Net assets, end of year (000)	$28,110
Average net assets (000)	$27,955
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.49%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	.81%
For Class A, B, C and Z shares:
Portfolio turnover rate	70%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Based on average shares outstanding during the year.
(c)	Net of management fee waiver.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2003	2002	2001(b)	2000(b)

$10.58	$11.92	$11.11	$9.36

.08	.04	.05	.08
1.60	(.76)	.86	1.67

1.68	(.72)	.91	1.75

—	—	(.10)	—
(.38)	(.62)	—	—

(.38)	(.62)	(.10)	—

$11.88	$10.58	$11.92	$11.11

16.61%	(6.42)%	8.06%	18.80%

$27,092	$27,084	$36,622	$28,801
$25,604	$32,778	$36,447	$22,614

1.57%	1.50%	1.45%	1.33	%(c)
1.32%	1.25%	1.20%	1.08	%(c)
.74%	.28%	.44%	.83	%(c)

93%	65%	81%	85%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	31

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.57

Income (loss) from investment operations:
Net investment income (loss)	.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.59

Total from investment operations	1.60

Less Distributions
Distributions from net realized gain on investment	(.06)

Net asset value, end of year	$13.11

Total Return(a):	13.90%
Ratios/Supplemental Data:
Net assets, end of year (000)	$64,021
Average net assets (000)	$67,014
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income (loss)	.05%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Based on average shares outstanding during the year.
(d)	Net of management fee waiver.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2003	2002	2001(c)	2000(c)

$10.39	$11.80	$11.00	$9.33

— (b)	(.06)	(.04)	.01
1.56	(.73)	.84	1.66

1.56	(.79)	.80	1.67

(.38)	(.62)	—	—

$11.57	$10.39	$11.80	$11.00

15.73%	(7.11)%	7.27%	17.90%

$68,888	$70,132	$91,892	$78,182
$65,823	$83,029	$92,775	$59,442

2.32%	2.25%	2.20%	2.08	%(d)
1.32%	1.25%	1.20%	1.08	%(d)
(.01)%	(.47)%	(.31)%	.09	%(d)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	33

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.57

Income (loss) from investment operations:
Net investment income (loss)	— (b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.60

Total from investment operations	1.60

Less Distributions
Distributions from net realized gain on investment	(.06)

Net asset value, end of year	$13.11

Total Return(a):	13.90%
Ratios/Supplemental Data:
Net assets, end of year (000)	$25,480
Average net assets (000)	$27,402
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income (loss)	.04%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Less than $.005 per share.
(c)	Based on average shares outstanding during the year.
(d)	Net of management fee waiver.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2003	2002	2001(c)	2000(c)

$10.39	$11.80	$11.00	$9.33

— (b)	(.06)	(.04)	.01
1.56	(.73)	.84	1.66

1.56	(.79)	.80	1.67

(.38)	(.62)	—	—

$11.57	$10.39	$11.80	$11.00

15.73%	(7.11)%	7.27%	17.90%

$28,820	$30,937	$44,119	$41,011
$28,204	$38,005	$46,601	$30,639

2.32%	2.25%	2.20%	2.08	%(d)
1.32%	1.25%	1.20%	1.08	%(d)
(.02)%	(.47)%	(.30)%	.09	%(d)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	35

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$11.98

Income (loss) from investment operations:
Net investment income	.17
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.59

Total from investment operations	1.76

Less Distributions
Dividends from net investment income	(.11)
Distributions from net realized gain on investment	(.06)

Total distributions	(.17)

Net asset value, end of year	$13.57

Total Return(a):	14.90%
Ratios/Supplemental Data:
Net assets, end of year (000)	$3,241
Average net assets (000)	$3,877
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.24%
Expenses, excluding distribution and service (12b-1) fees	1.24%
Net investment income	1.05%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported, and includes reinvestment of dividends and distributions.
(b)	Based on average shares outstanding during the year.
(c)	Net of management fee waiver.

See Notes to Financial Statements.

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Class Z
Year Ended November 30,
2003	2002	2001(b)	2000(b)

$10.63	$11.95	$11.15	$9.36

.11	.08	.08	.11
1.62	(.78)	.86	1.68

1.73	(.70)	.94	1.79

—	—	(.14)	—
(.38)	(.62)	—	—

(.38)	(.62)	(.14)	—

$11.98	$10.63	$11.95	$11.15

17.02%	(6.22)%	8.30%	19.10%

$7,007	$8,131	$13,570	$9,753
$6,851	$11,031	$12,855	$5,913

1.32%	1.25%	1.20%	1.08	%(c)
1.32%	1.25%	1.20%	1.08	%(c)
.98%	.52%	.70%	1.13	%(c)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	37

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds Inc.—Jennison Financial Services

We have audited the accompanying statement of assets and liabilities of the Jennison Sector Funds Inc.—Jennison Financial Services (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2003 and the financial highlights for the periods presented prior to November 30, 2004, were audited by another independent registered public accounting firm, whose report dated, January 20, 2004, expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and broker. As to securities sold but not yet delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2005

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s fiscal year end (November 30, 2004) as to the federal tax status of distributions paid by the Fund during such fiscal year. Accordingly, we are advising you that the Fund paid distributions of $0.08 per Class A share and $0.11 per Class Z share from net investment income which are taxable as ordinary income, and for Class A, B, C, and Z shares of $.06 per share long-term capital gains which are taxable as such.

In January 2005, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to federal tax status of the distributions received by you in calendar 2004.

The amounts that will be reported on such Form 1099 DIV will be the amounts to use on your federal income tax return and will differ from the amounts which we must report for the Fund’s fiscal year ended November 30, 2004.

The Fund intends to designate 100% of ordinary income dividends as qualified for the reduced tax rate under The Jobs and Growth Tax Relief Reconciliation Act of 2003.

Further, we wish to advise you that 100% of ordinary income dividends paid in the fiscal year ended November 30, 2004 qualified for the corporate dividend received deduction available to corporate taxpayers.

Jennison Sector Funds, Inc./Jennison Financial Services Fund	39

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.

Other Directorships held.(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995); Computer Associates International, Inc. (software company) (since 2002); FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1999(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held: (4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1999(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Investmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1999(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

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Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1999(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc., and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1999(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.,

Jennison Sector Funds, Inc./Jennison Financial Services Fund	41

Executive Vice President and Chief Legal Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (46), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998); First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Principal occupations (last 5 years): Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.: formerly Vice President and Chief Legal Officer—Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1999(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the 1940 Act, by reason of employment with the Manager (Prudential Investments LLC or PI), the Subadviser (Jennison Associates LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Fund’s Directors is included in the Fund’s Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

42	Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/04
	One Year	Five Years	Since Inception
Class A	8.42%	8.72% (8.69)	6.70% (6.66)
Class B	8.90	9.00 (8.97)	6.89 (6.84)
Class C	12.90	9.14 (9.11)	7.02 (6.98)
Class Z	14.90	10.22 (10.18)	8.08 (8.03)

Average Annual Total Returns (Without Sales Charges) as of 11/30/04
	One Year	Five Years	Since Inception
Class A	14.73%	9.96% (9.93)	7.82% (7.78)
Class B	13.90	9.14 (9.11)	7.02 (6.98)
Class C	13.90	9.14 (9.11)	7.02 (6.98)
Class Z	14.90	10.22 (10.18)	8.08 (8.03)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 6/30/99.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison Financial Services Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Financials Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2005) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index), the 400 stocks contained in the S&P Mid-Cap 400 Index, and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Financials Index is an unmanaged capitalization-weighted index that measures the performance of the financial sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower, as indicated in parentheses.

Jennison Sector Funds, Inc./Jennison Financial Services Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Company’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer and Secretary • Deborah A. Docs, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Financial Services Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Sector Funds, Inc./Jennison Financial Services Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Financial Services Fund
Share Class	A	B	C	Z
NASDAQ	PFSAX	PUFBX	PUFCX	PFSZX
CUSIP	476294103	476294202	476294301	476294400

MF188E        IFS-A099673        Ed. 01/2005

Jennison Health Sciences Fund

NOVEMBER 30, 2004	ANNUAL REPORT

FUND TYPE

Sector stock

OBJECTIVE

Long-term capital appreciation

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a registered trademark of The Prudential Insurance Company of America.

Dear Shareholder,

January 14, 2005

We hope that you find the annual report for the Jennison Health Sciences Fund informative and useful. As a JennisonDryden mutual fund shareholder, you may be thinking where you can find additional growth opportunities. You could invest in last year’s top-performing asset class and hope that history repeats itself or you could stay in cash while waiting for the “right moment” to invest.

We believe it is wise to take advantage of developing domestic and global investment opportunities through a diversified portfolio of stock and bond mutual funds. A diversified asset allocation offers two advantages. It helps you manage downside risk by not being overly exposed to any particular asset class, plus it gives you a better opportunity of having at least some of your assets in the right place at the right time. Your financial professional can help you create a diversified investment plan that may include mutual funds that cover all the basic asset classes and is reflective of your personal investor profile and tolerance for risk.

JennisonDryden mutual funds give you a wide range of choices that can help you make progress toward your financial goals. Our funds offer the experience, resources, and professional discipline of three leading asset managers. They are recognized and respected in the institutional market and by discerning investors for excellence in their respective strategies. JennisonDryden equity funds are advised by Jennison Associates LLC and/or Quantitative Management Associates LLC (QMA). Prudential Investment Management, Inc. (PIM) advises the JennisonDryden fixed income and money market funds. Jennison Associates, QMA, and PIM are registered investment advisers and Prudential Financial companies.

Thank you for choosing JennisonDryden mutual funds.

Sincerely,

Judy A. Rice, President

Jennison Health Sciences Fund

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	1

Your Fund’s Performance

Fund objective

The investment objective of the Jennison Health Sciences Fund (the Fund), a series of Jennison Sector Funds, Inc. (the Company), is long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50% (Class A shares).

Cumulative Total Returns[1] as of 11/30/04
	One Year	Five Years	Since Inception[2]
Class A	27.57%	108.67% (108.43)	126.61% (126.36)
Class B	26.68	100.89 (100.66)	117.57 (117.31)
Class C	26.68	100.89 (100.66)	117.57 (117.31)
Class Z	27.99	111.43 (111.19)	130.03 (129.78)
S&P SC 1500 Index[3]	13.28	–2.92	–1.37
S&P SC Health Care Index[4]	2.96	7.40	7.44
Lipper Health/Biotechnology Funds Avg.[5]	6.60	46.22	60.32

Average Annual Total Returns[1] as of 12/31/04
	One Year	Five Years	Since Inception[2]
Class A	22.86%	15.59% (15.56)	16.42% (16.40)
Class B	24.13	15.92 (15.89)	16.66 (16.63)
Class C	28.13	16.03 (16.00)	16.75 (16.72)
Class C	28.13	16.03 (16.00)	16.75 (16.72)
Class Z	30.42	17.22 (17.20)	17.95 (17.93)
S&P SC 1500 Index[3]	11.78	–1.07	0.36
S&P SC Health Care Index[4]	3.34	4.04	2.34
Lipper Health/Biotechnology Funds Avg.[5]	8.78	7.84	9.65

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A shares are subject to a maximum front-end sales charge of 5.50%. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B and Class C shares are subject to a maximum CDSC of 5% and 1% respectively. Class Z shares are not subject to a sales charge.

2	Visit our website at www.jennisondryden.com

1Source: Prudential Investments LLC and Lipper Inc. The average annual total returns take into account applicable sales charges. During certain periods shown, management fee waivers were in effect. Without such management fee waivers, the returns for the classes would have been lower, as indicated in parenthesis. Class A, Class B, and Class C shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, and 1.00% respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

2Inception date: 6/30/99.

3The Standard & Poor’s SuperComposite (S&P SC) 1500 Index—an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index—gives a broad look at how U.S. stock prices have performed.

4The S&P SC Health Care Index is an unmanaged, capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index.

5The Lipper Health/Biotechnology Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Health/Biotechnology Funds category for the periods noted. Funds in the Lipper Average invest primarily in shares of companies engaged in healthcare, medicine, and biotechnology.

Investors cannot invest directly in an index. The returns for the S&P SC 1500 Index, S&P SC Health Care Index, and the Lipper Average would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses of a mutual fund, but not sales charges or taxes.

Top Five Holdings expressed as a percentage of net assets as of 11/30/04
Sepracor, Inc., Pharmaceuticals	6.5%
WellPoint, Inc., Healthcare Providers & Services	4.1
American Pharmaceutical Partners, Inc., Pharmaceuticals	3.6
Celgene Corp., Biotechnology	3.5
PacifiCare Health Systems, Inc., Healthcare Providers & Services	3.2

Holdings reflect only long-term investments and are subject to change.

Top Industries expressed as a percentage of net assets as of 11/30/04****
Pharmaceuticals	38.6%
Biotechnology	31.3
Healthcare Providers & Services	18.3
Healthcare Equipment & Supplies	7.2

**** This Fund only has 4 industries.

Industry weightings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	3

Investment Adviser’s Report

Jennison Associates LLC

Performance and market overview

Over its fiscal year ended November 30, 2004, the Fund substantially outperformed both its benchmark, the S&P SC Health Care Index, and its peer group, the Lipper Health/Biotechnology Funds Average.

Our strategy focuses primarily on identifying companies in the healthcare sector that have new drugs, new products, and/or new devices that are designed to treat unmet medical needs. We believe that companies with such innovations can deliver above-average earnings growth that may lead to superior investment returns. To identify such opportunities, we evaluate whether a company’s new drug or device will work, if it will be approved, and if it will produce the desired earnings growth. We believe that our ability to assess these factors has led to the Fund’s superior performance for the reporting period. The areas of greatest success for us both in terms of contribution to the Fund’s return and in comparison to its benchmark were biotechnology and pharmaceuticals.

We benefited from positive clinical trial and regulatory developments

Three stocks had particularly substantial share-price gains over the Fund’s reporting period, significantly affecting its return. Pharmaceutical company Elan made the largest contribution. Elan performed well throughout much of the year after the U.S. Food and Drug Administration (FDA) designated Elan’s multiple sclerosis drug Tysabri (formerly Antegren) for priority review and accelerated approval. Our analysis of the existing Phase II data as well as some informed speculation about the likely outcome of the Phase III data led us to believe both that the product would be approved in a timely fashion, and that the product would gain substantial market share. The product was approved on November 23, 2004, and early indications of a promising launch are already present.

NitroMed, which specializes in making drugs for treating diseases linked to nitric oxide deficiencies (such as cardiovascular diseases), announced in July that BiDil, its lead drug for the treatment of heart failure in African-Americans, showed significant survival benefit during its Phase III trial. The results were so strong that NitroMed halted the trial to allow all of the participating patients to receive the drug. While we were not invested in the stock prior to these results, our understanding of it, the regulatory environment, and the marketplace led us to believe that the stock was undervalued despite a 70%+ one-day move. However, the stock more than doubled again from that point. While we remain optimistic that BiDil will be approved, we believed the product’s likely success was already more than fully reflected in the stock price, so we sold the position.

4	Visit our website at www.jennisondryden.com

In March the FDA issued an “approvable” letter for Sepracor’s insomnia drug Estorra. Shortly thereafter, Sepracor resubmitted its NDA for Estorra, which is the next step of the approval process and is designed to answer questions that need to be addressed before final approval. We remain confident that Estorra will be approved.

We also had some disappointments

The primary detractors from the Fund’s return were companies that faced regulatory setbacks, clinical trial disappointments, and/or earnings shortfalls. The largest detraction came from drug developer Adolor. Early in 2004 it reported disappointing Phase III results for its postoperative gastrointestinal treatment Entereg. While the study demonstrated the overall efficacy and safety of the drug, the results failed to prove that there was a benefit at a statistically significant level. These results caused Adolor’s shares to fall substantially. While the FDA accepted the NDA for Entereg for review, we sold our position in Adolor because the mixed statistical outcome of the clinical trial posed an additional risk.

Eli Lilly shares came under pressure in the latter half of the reporting period due to declining market share for its schizophrenia treatment Zyprexa. Because this drug is extremely profitable for Eli Lilly, the negative impact on its gross margins has been significant. Zyprexa also is facing a patent challenge for which a court ruling has yet to be made. However, we still view Eli Lilly positively. We believe that the market share for Zyprexa may be stabilizing. Furthermore, the company has several new products that are performing well: Cymbalta for depression, Alimta for cancer, and Cialis for erectile dysfunction. We like Eli Lilly’s research and development capability, which has enabled the company to come up with novel drugs regularly.

IntraBiotics Pharmaceuticals’ stock tumbled after it announced a halt to the Phase III trial of its lead drug Iseganan due to safety concerns. Iseganan, which had been granted fast track designation by the FDA, is designed to prevent pneumonia in patients on mechanical ventilators. However, an independent panel said that there was a higher rate of ventilator-associated pneumonia in patients being treated with the drug than in those without it. Since the company has no other drugs in its pipeline, we sold the position.

Looking ahead

Merck’s withdrawal of Vioxx, its arthritis treatment, and the shutdown of Chiron’s flu vaccine manufacturing by regulators have combined to create a challenging investing environment for healthcare stocks. These unexpected events stemmed from safety concerns, so they are likely to create a more stringent regulatory environment. This could ultimately lead to fewer approvals. As a result, investors now believe that healthcare stocks generally are riskier than before, making share prices more sensitive to any clinical, regulatory, or earnings news.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	5

Investment Adviser’s Report (continued)

Despite these challenges, we continue to focus on pharmaceutical and biotechnology companies with strong management, promising pipelines, and relatively few patent expiration concerns. We have reduced the Fund’s exposure to generic drug companies due to concerns about the industry’s pricing power. We have positions in selected medical device companies where the fundamentals are stable or strong and the valuations attractive. We have begun to focus on healthcare services, particularly HMOs, which are starting to benefit from a politically favorable environment and from opportunities for consolidation in the industry. In all areas, we look for companies benefiting from new product approvals, significant mergers and partnerships, or the global economic environment.

The Portfolio of Investments following this report shows the size of the Fund’s positions at period-end.

6	Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund’s net assets as of 11/30/04.

6.5%	Sepracor, Inc./Pharmaceuticals

Sepracor develops drugs that are focused on treating respiratory, urology, and central nervous system disorders. Estorra, the company’s insomnia treatment, is currently being reviewed by the FDA. It may provide a significant commercial opportunity.

4.1%	WellPoint, Inc./Healthcare Providers & Services

On November 30, 2004, WellPoint completed its acquisition of Anthem and the combined company began operating under the WellPoint name. The Fund had positions in both companies. The combined firm, which provides healthcare benefits under the Blue Cross Blue Shield name, will be a dominant player in the HMO market.

3.6%	American Pharmaceutical Partners, Inc./Pharmaceuticals

American Pharmaceutical Partners develops injectable generic drugs. It continues to win FDA approvals for its generic drugs. It also has an application pending at the FDA for its branded drug ABRAXANE, a proprietary nanoparticle injectable product for treating metastatic breast cancer.

3.5%	Celgene Corp./Biotechnology

Celgene develops and markets small-molecule drugs for cancer and immunological diseases. It is currently conducting Phase III clinical trials of Revlimid, its treatment for multiple myeloma, a blood cancer. If trials are successful and regulatory approval is won, Revlimid may represent a significant commercial opportunity for Celgene.

3.2%	PacifiCare Health Systems, Inc./Healthcare Providers & Services

PacifiCare Health Systems offers managed care and other health insurance products to employer groups and Medicare beneficiaries in eight Western states and Guam. It is one of the leading players serving the Medicare HMO market under the “Secure Horizons” brand, and thus should be a substantial beneficiary of changes in the Medicare Drug Bill that favor Medicare HMOs.

Holdings reflect only long-term investments and are subject to change.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on June 1, 2004, at the beginning of the period, and held through the six-month period ended November 30, 2004.

The Fund may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table. These fees apply to Individual Retirement Accounts (IRAs), 403(b) accounts, and Section 529 plan accounts. As of the close of the six months covered by the table, IRA fees included a setup fee of $5, a maintenance fee of up to $36 annually ($18 for the six-month period), and a termination fee of $10. 403(b) accounts and Section 529 plan accounts are each charged an annual $25 fiduciary maintenance fee ($12.50 for the six-month period). Some of the fees vary in amount, or are waived, based on your total account balance or the number of JennisonDryden or Strategic Partners funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not

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be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Jennison Health Sciences Fund		Beginning Account Value June 1, 2004	Ending Account Value November 30, 2004	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000	$1,008	1.29%	$6.48
	Hypothetical	$1,000	$1,019	1.29%	$6.51

Class B	Actual	$1,000	$1,005	2.04%	$10.23
	Hypothetical	$1,000	$1,015	2.04%	$10.28

Class C	Actual	$1,000	$1,005	2.04%	$10.23
	Hypothetical	$1,000	$1,015	2.04%	$10.28

Class Z	Actual	$1,000	$1,010	1.04%	$5.23
	Hypothetical	$1,000	$1,020	1.04%	$5.25

* Fund expenses for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2004, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2004 (to reflect the six-month period).

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	9

This Page Intentionally Left Blank

Portfolio of Investments

as of November 30, 2004

Shares	Description	Value (Note 1)

LONG-TERM INVESTMENTS 95.4%
COMMON STOCKS 95.2%

Biotechnology 31.1%
533,333	Acorda Therapeutics, Inc.(a)(b)(c) (cost $3,999,998, purchased 3/2/04)	$2,266,665
156,764	Amgen, Inc.(a)	9,412,111
50,000	Amylin Pharmaceuticals, Inc.(a)(e)	1,019,000
500,000	Axonyx, Inc.(a)(e)	3,680,000
300,000	BioCryst Pharmaceuticals, Inc.(a)	1,980,000
240,000	Bioenvision, Inc.(a)	2,472,000
67,100	Biogen Idec, Inc.(a)	3,937,428
50,000	BioMarin Pharmaceutical, Inc. (Canada)(a)	266,500
478,200	Celgene Corp.(a)(e)	13,112,244
350,000	DOV Pharmaceutical, Inc.(a)(e)	6,478,500
550,000	Encysive Pharmaceuticals, Inc.(a)	5,967,500
215,500	Genentech, Inc.(a)(e)	10,397,875
62,000	Genzyme Corp.(a)(e)	3,472,620
300,100	Gilead Sciences, Inc.(a)	10,341,446
500,000	Incyte Corp.(a)(e)	5,135,000
1,400,000	Insmed, Inc. Private Placement(a)(b)(c) (cost $1,890,000, purchased 11/8/04)	2,088,100
500,000	Insmed, Inc.(a)(e)	785,000
347,000	Keryx Biopharmaceuticals, Inc.(a)	4,243,810
200,000	Medarex, Inc.(a)(e)	2,180,000
306,515	Myogen, Inc.(a)	2,501,162
150,000	Nuvelo, Inc.(a)	1,462,500
236,700	Progenics Pharmaceuticals, Inc.(a)	3,538,665
50,000	Rigel Pharmaceuticals, Inc.(a)	1,251,000
349,600	Telik, Inc.(a)(e)	6,680,856
260,800	Transkaryotic Therapies, Inc.(a)(e)	5,948,848
350,000	Vicuron Phamaceuticals, Inc.(a)	6,156,500

		116,775,330

Healthcare Equipment & Supplies 7.2%
55,200	Alcon, Inc. (Switzerland)(e)	4,113,504
50,000	Anika Therapeutics, Inc.(a)	472,500
74,500	Digirad Corp.(a)	696,575
81,500	Guidant Corp.	5,283,645
167,000	INAMED Corp.(a)	8,959,550
120,500	Kinetic Concepts, Inc.(a)(e)	7,642,110

		27,167,884

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	11

Portfolio of Investments

as of November 30, 2004 Cont’d.

Shares	Description	Value (Note 1)

Healthcare Providers & Services 18.3%
308,200	Caremark Rx, Inc.(a)	$11,021,232
65,600	CIGNA Corp.(e)	4,593,312
105,700	Covance, Inc.(a)(e)	4,170,922
250,000	Humana, Inc.(a)	6,205,000
97,800	Medco Health Solutions, Inc.(a)	3,689,016
250,000	PacifiCare Health Systems, Inc.(a)	12,100,000
69,700	Sierra Health Services, Inc.(a)(e)	3,877,411
45,600	UnitedHealth Group, Inc.	3,777,960
80,300	WellChoice, Inc.(a)	3,933,897
151,600	WellPoint, Inc.(a)	15,361,628

		68,730,378

Pharmaceuticals 38.6%
550,000	Advancis Pharmaceutical Corp.(a)	1,435,500
134,600	Allergan, Inc.	9,893,100
450,000	American Pharmaceutical Partners, Inc.(a)	13,378,500
400,000	AtheroGenics, Inc.(a)	9,484,000
94,100	Barr Pharmaceuticals, Inc.(a)	3,674,605
200,000	Cortex Pharmaceuticals, Inc.(a)(e)	486,000
550,000	Discovery Laboratories, Inc.(a)	3,839,000
400,000	Elan Corp. PLC (ADR) (Ireland)(a)	10,560,000
159,100	Eli Lilly & Co.	8,484,803
250,000	Inspire Phamaceuticals, Inc.(a)	4,477,500
609,800	IVAX Corp.(a)(e)	9,518,978
300,000	MGI Pharma, Inc.(a)(e)	8,097,000
137,400	Novartis AG (ADR) (Switzerland)	6,602,070
100,000	Par Pharmaceutical Cos., Inc.(a)	3,946,000
119,375	Pfizer, Inc.	3,315,044
102,900	Roche Holding AG (ADR) (Switzerland)	10,851,567
147,999	Sanofi-Aventis (ADR) (France)(e)	5,588,442
550,000	Sepracor, Inc.(a)(e)	24,480,500
500,000	SuperGen, Inc.(a)(e)	3,610,000
106,400	Teva Pharmaceutical Industries Ltd. (ADR) (Israel)(e)	2,902,592

		144,625,201

	Total common stocks (cost $308,668,141)	357,298,793

PREFERRED STOCK
	Geneprot, Inc. Private Placement (Switzerland)(a)(b)(c)
200,000	(cost $1,100,000; purchased 7/7/00)	0

See Notes to Financial Statements.

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Units	Description	Value (Note 1)

WARRANTS(a) 0.2%
48,000	Bioenvision, Inc. expiring 3/22/09(b)(c) (cost $0; purchased 3/15/04)	$213,967
700,000	Insmed, Inc. expiring 5/31/05(b)(c) (cost $0; purchased 11/8/04)	389,976
61,303	Myogen, Inc. expiring 9/29/09(b)(c) (cost $7,663; purchased 9/29/04)	182,275

	Total warrants (cost $7,663)	786,218

	Total long-term investments (cost $309,775,804)	358,085,011

SHORT-TERM INVESTMENTS 38.0%

Shares
Money Market Mutual Fund 38.0%
	Dryden Core Investment Fund - Taxable Money Market Series(f)
142,350,409	(cost $142,350,409; Note 3)	142,350,409

Principal Amount (000)
U.S. Government Securities
	United States Treasury Bills(d) 1.62%, 12/23/04
$105	(cost $104,896)	104,888

	Total short-term investments (cost $142,455,305)	142,455,297

	Total Investments, Before Outstanding Options Written 133.4% (cost $452,231,109; Note 5)	500,540,308

Contracts
OUTSTANDING OPTIONS WRITTEN(a) (0.1%)

Call Options (0.1%)
2,000	American Pharmaceutical Participating expiring 12/18/04 @ 30	(290,000)
2,000	AtheroGenics, Inc. expiring 12/18/04 @ 45	(10,000)
4,000	Elan Corp. PLC expiring 12/18/04 @ 30	(80,000)

	Total outstanding options written (premium received $1,484,905; Note 4)	(380,000)

	Total Investments, Net Of Outstanding Options Written 133.3% (cost $450,746,204)	500,160,308
	Liabilities in excess of other assets (33.3%)	(124,994,041)

	Net Assets 100%	$375,166,267

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	13

Portfolio of Investments

as of November 30, 2004 Cont’d.

(a)	Non-income producing securities.
(b)	Fair-valued security, see Note 1.
(c)	Indicates a restricted security and deemed illiquid, see Note 1. The aggregate cost of such securities is $6,997,661. At November 30, 2004, the aggregate value of $5,140,983 is approximately 1.37% of net assets.
(d)	Percentages quoted represent yield-to-maturity as of purchase date.
(e)	Securities, or a portion thereof, on loan with an aggregate market value of $106,258,914; cash collateral of $111,192,682 (included with liabilities) was received with which the Fund purchased highly liquid short-term investments in accordance with the Fund’s securities lending procedures.
(f)	Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.

ADR—American Depositary Receipt.

The industry classification of portfolio holdings and other liabilities in excess of assets shown as a percentage of net assets as of November 30, 2004 was as follows:

Pharmaceuticals	38.6%
Money Market Mutual Fund	38.0
Biotechnology	31.3
Healthcare Providers & Services	18.3
Healthcare Equipment & Supplies	7.2
U.S. Government Securities	0.0

133.4
Liabilities in excess of other assets	(33.4)

100%

See Notes to Financial Statements.

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Financial Statements

NOVEMBER 30, 2004	ANNUAL REPORT

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Statement of Assets and Liabilities

as of November 30, 2004

Assets
Investments, at value including securities on loan of $106,258,914 (cost $452,231,109)	$500,540,308
Cash	105,033
Receivable for investments sold	1,522,777
Receivable for Fund shares sold	1,436,601
Dividends and interest receivable	121,194
Other assets	6,724

Total assets	503,732,637

Liabilities
Payable to broker for collateral for securities on loan	111,192,682
Payable for investments purchased	15,707,025
Payable for Fund shares repurchased	648,132
Outstanding options written (premium received $1,484,905)	380,000
Management fee payable	226,076
Distribution fee payable	213,045
Accrued expenses	197,851
Deferred directors’ fees	1,287
Dividends payable for securities sold short	272

Total liabilities	128,566,370

Net Assets	$375,166,267

Net assets were comprised of:
Common stock, at par	$216,878
Paid-in capital in excess of par	290,703,165

290,920,043
Accumulated net investment loss	(1,287)
Accumulated net realized gain on investments and foreign currency transactions	34,833,407
Net unrealized appreciation on investments and foreign currencies	49,414,104

Net assets, November 30, 2004	$375,166,267

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share
($110,644,160 ÷ 6,225,811 shares of common stock issued and outstanding)	$17.77
Maximum sales charge (5.5% of offering price)	1.03

Maximum offering price to public	$18.80

Class B
Net asset value, offering price and redemption price per share
($172,721,725 ÷ 10,161,614 shares of common stock issued and outstanding)	$17.00

Class C
Net asset value, offering price and redemption price per share
($62,754,203 ÷ 3,691,945 shares of common stock issued and outstanding)	$17.00

Class Z
Net asset value, offering price and redemption price per share
($29,046,179 ÷ 1,608,453 shares of common stock issued and outstanding)	$18.06

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	17

Statement of Operations

Year Ended November 30, 2004

Net Investment Loss
Income
Dividends (net of foreign withholding taxes of $77,657)	$1,303,475
Income from securities loaned, net	353,401

Total income	1,656,876

Expenses
Management fee	2,522,264
Distribution fee—Class A	223,275
Distribution fee—Class B	1,686,906
Distribution fee—Class C	584,549
Transfer agent’s fees and expenses	623,000
Custodian’s fees and expenses	159,000
Reports to shareholders	105,000
Registration fees	55,000
Legal fees and expenses	23,000
Audit fee	18,000
Directors’ fees	12,000
Dividends on securities sold short	272
Miscellaneous	16,089

Total expenses	6,028,355

Net investment loss	(4,371,479)

Realized And Unrealized Gain (Loss) On Investments And Foreign Currencies
Net realized gain (loss) on:
Investment transactions	82,072,892
Short sale transactions	(203,180)
Foreign currency transactions	298
Written options transactions	(6,700,453)

75,169,557

Net change in unrealized appreciation (depreciation) on:
Investments	4,344,780
Short sales	(57,502)
Foreign currencies	4,742
Written options	1,100,419

5,392,439

Net gain on investments	80,561,996

Net Increase In Net Assets Resulting From Operations	$76,190,517

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Year Ended November 30,
	2004	2003
Increase (Decrease) In Net Assets
Operations
Net investment loss	$(4,371,479)	$(3,306,379)
Net realized gain on investment transactions	75,169,557	5,485,840
Net change in unrealized appreciation on investments	5,392,439	63,399,453

Net increase in net assets resulting from operations	76,190,517	65,578,914

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	98,253,979	50,921,378
Cost of shares reacquired	(92,423,741)	(74,023,662)

Net increase (decrease) in net assets from Fund share transactions	5,830,238	(23,102,284)

Total increase	82,020,755	42,476,630

Net Assets
Beginning of year	293,145,512	250,668,882

End of year	$375,166,267	$293,145,512

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	19

Notes to Financial Statements

Jennison Sector Funds, Inc. (the “Company”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company presently consists of four Portfolios: Jennison Financial Services Fund, Jennison Utility Fund, Jennison Technology Fund and Jennison Health Sciences Fund. The financial statements relate to Jennison Health Sciences Fund (the “Fund”). The financial statements of the other Portfolios are not presented herein. Investment operations for the Fund commenced on June 30, 1999.

The Fund is non-diversified and its investment objective is long-term capital appreciation which is sought by investing at least 80% of the Fund’s net assets in equity-related securities of U.S. companies engaged in the drug, healthcare, medicine, medical device and biotechnology group of industries. The value of certain securities held by the Fund may be affected by the economic developments in a specific industry or region.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Company and the Fund in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange (other than options on securities and indices) are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”), in consultation with the subadvisor, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Prices may be obtained from independent pricing services which use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Securities for which reliable market quotations are not readily available, or whose values have been affected by events occurring after the close of the security’s foreign market and before the Fund’s normal pricing

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time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

The Fund held illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). The restricted securities held by the Fund as of November 30, 2004 include registration rights. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in 60 days are valued at current market quotations.

Repurchase Agreements: In connection with transactions in repurchase agreements with United States financial institutions, it is the Fund’s policy that its custodian or designated subcustodians under triparty repurchase agreements, as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transactions, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current daily rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal year, the Fund does not isolate that portion of

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	21

Notes to Financial Statements

Cont’d

the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period. Accordingly, realized foreign currency gains and losses are included in the reported net realized gains and losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net realized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Short Sales: The Fund may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular securities and may be obligated to return any interest or dividends received on such borrowed securities. The fee may be referred to as the “initial margin.” Subsequent payments, known as “variation margin”, are made or received by the Fund each day, depending on the daily fluctuations in value of the security sold short. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sale transactions.

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Options: The Fund may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written options.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currencies underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

The use of derivative transactions involve elements of both market and credit risk in excess of the amounts reflected in the Statements of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	23

Notes to Financial Statements

Cont’d

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. The Company’s expenses are allocated to the respective portfolios on the basis of relative net assets except for expenses that are charged directly at the portfolio level or class level.

Net investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends of net investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified amongst undistributed net investment income, accumulated net realized gain or loss and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, each portfolio in the Company is treated as a separate tax paying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

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Note 2. Agreements

The Company has a management agreement for the Fund with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor’s performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison”). The subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. PI pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

Effective June 1, 2004 the management fee paid to PI is computed daily and payable monthly at an annual rate of 0.75 of 1% of average daily net assets up to $1 billion and 0.70 of 1% of average daily net assets in excess of $1 billion. Prior to June 1, 2004 the management fee was 0.75 of 1% of average daily net assets. The effective management fee rate was .75 of 1% for the year ended November 30, 2004.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”) which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to plans of distribution (the “Class A, B and C Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Fund.

Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. For the year ended November 30, 2004, PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Fund that it received approximately $420,400 and $4,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended November 30, 2004. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the year ended November 30, 2004, it received approximately $283,600 and $18,300 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	25

Notes to Financial Statements

Cont’d

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a syndicated credit agreement (“SCA”) with a group of banks. For the period from December 1, 2003 through April 30, 2004 the SCA provided for a commitment of $800 million and allowed the Funds to increase the commitment to $1 billion if necessary. Effective May 1, 2004, the SCA provided for a commitment of $500 million. Interest on any borrowings under the SCA would be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued daily and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was October 29, 2004. Effective October 29, 2004, the Funds entered into a revised credit agreement with two banks. The commitment under the revised credit agreement continues to be $500 million. The Funds pay a commitment fee of .075 of 1% of the unused portion of the revised credit agreement. The expiration date of the revised credit agreement is October 28, 2005. The Fund did not borrow any amounts pursuant to the SCA during the year ended November 30, 2004.

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Company’s transfer agent. During the year ended November 30, 2004, the Fund incurred fees of approximately $489,900 for the services of PMFS. As of November 30, 2004, approximately $41,500 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Fund incurred approximately $66,300 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC (“Wachovia”), an affiliate of PI, was approximately $59,000 for the year ended November 30, 2004. As of November 30, 2004, approximately $4,700 of such fees were due to Wachovia. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc., (“PIM”), an indirect wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the year ended November 30, 2004, PIM has been compensated approximately $117,800, for these services.

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For the year ended November 30, 2004, Prudential Equity Group, an indirect, wholly-owned subsidiary of Prudential, earned approximately $9,700 in brokerage commissions from portfolio transactions executed on behalf of the Fund.

The Fund invests in the Taxable Money Market Series (the “Series”), a portfolio of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended November 30, 2004, the Fund earned income of approximately $286,500 and $353,400 (net), from the Series by investing its excess cash and collateral received from securities lending, respectively.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the year ended November 30, 2004 were $606,573,029 and $597,524,437, respectively.

Transactions in options written during the year ended November 30, 2004, were as follows:

	Number of Contracts	Premiums Received
Options outstanding as of November 30, 2003	2,250	$295,736
Options written	64,410	9,643,009
Options closed	(33,900)	(5,216,312)
Options exercised	(6,835)	(837,570)
Options expired	(17,925)	(2,399,958)

Options outstanding as of November 30, 2004	8,000	$1,484,905

Note 5. Distributions and Tax Information

In order to present accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital in excess of par, accumulated net investment loss and accumulated net realized gain on investments and foreign currency transactions. For the year ended November 30, 2004, the adjustments were to increase paid-in capital by $390,000, decrease accumulated net investment loss by $4,370,192 and decrease accumulated net realized gain on investments and foreign currency transactions by $4,760,192 due to a net operating loss that was used to offset short-term capital gains, foreign currency transactions and the utilization of redemptions as short-term capital gain distributions. Net investment income, net realized gains and net assets were not affected by this change.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	27

Notes to Financial Statements

Cont’d

There were no distributions paid during the years ended November 30, 2004 and November 30, 2003.

As of November 30, 2004, the accumulated undistributed earnings on a tax basis was $6,517,015 and $33,496,186 of ordinary income and long-term gains, respectively.

In addition, the Fund utilized all of its prior year capital loss carryforward of approximately $27,897,700 to offset net taxable gains realized in the fiscal year ended November 30, 2004.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2004 were as follow:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation	Other Cost Basis Adjustments	Adjusted Net Unrealized Appreciation
$457,410,903	$57,765,475	$14,636,070	$43,129,405	$1,104,905	$44,234,310

The difference between book basis and tax basis is primarily attributable to the wash sales and straddle deferrals. The adjusted net unrealized appreciation on a tax basis includes other tax basis adjustments that are primarily attributable to appreciation of written options.

Note 6. Capital

The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5.5%. Prior to March 15, 2004, Class A shares were sold with a front-end sales charge of 5%. Effective on March 15, 2004, all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, including investors who purchase their shares through broker-dealers affiliated with Prudential. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Prior to February 2, Class C shares were sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class C shares purchased on or after February 2, 2004 are not subject to an initial sales charge and the contingent deferred sales charge (CDSC) for Class C shares will be 12 months from the date of purchase. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special

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exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 400 million shares of $.01 par value per share common stock authorized, divided into four classes, designated Class A, Class B, Class C and Class Z common stock, each of which consists of 100 million authorized shares.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Year ended November 30, 2004:
Shares sold	2,600,205	$44,075,235
Shares reaquired	(1,674,809)	(27,793,365)

Net increase (decrease) in shares outstanding before conversion	925,396	16,281,870
Shares issued upon conversion from Class B	184,301	3,045,581

Net increase (decrease) in shares outstanding	1,109,697	$19,327,451

Year ended November 30, 2003:
Shares sold	1,670,564	$21,409,624
Shares reaquired	(1,785,694)	(22,071,214)

Net increase (decrease) in shares outstanding before conversion	(115,130)	(661,590)
Shares issued upon conversion from Class B	201,365	2,497,632

Net increase (decrease) in shares outstanding	86,235	$1,836,042

Class B
Year ended November 30, 2004:
Shares sold	1,249,895	$20,176,978
Shares reaquired	(1,931,084)	(30,850,424)

Net increase (decrease) in shares outstanding before conversion	(681,189)	(10,673,446)
Shares issued upon conversion into Class A	(191,879)	(3,045,581)

Net increase (decrease) in shares outstanding	(873,068)	$(13,719,027)

Year ended November 30, 2003:
Shares sold	992,392	$12,105,163
Shares reaquired	(2,124,901)	(24,937,283)

Net increase (decrease) in shares outstanding before conversion	(1,132,509)	(12,832,120)
Shares issued upon conversion into Class A	(208,103)	(2,497,632)

Net increase (decrease) in shares outstanding	(1,340,612)	$(15,329,752)

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	29

Notes to Financial Statements

Cont’d

Class C	Shares	Amount
Year ended November 30, 2004:
Shares sold	756,644	$12,512,312
Shares reaquired	(955,563)	(15,255,838)

Net increase (decrease) in shares outstanding	(198,919)	$(2,743,526)

Year ended November 30, 2003:
Shares sold	406,354	$4,980,727
Shares reaquired	(1,076,173)	(12,605,245)

Net increase (decrease) in shares outstanding	(669,819)	$(7,624,518)

Class Z
Year ended November 30, 2004:
Shares sold	1,244,646	$21,489,454
Shares reaquired	(1,167,618)	(18,524,114)

Net increase (decrease) in shares outstanding	77,028	$2,965,340

Year ended November 30, 2003:
Shares sold	959,240	$12,425,864
Shares reaquired	(1,180,692)	(14,409,920)

Net increase (decrease) in shares outstanding	(221,452)	$(1,984,056)

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Financial Highlights

NOVEMBER 30, 2004	ANNUAL REPORT

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

Financial Highlights

Class A
Year Ended November 30, 2004
Per Share Operating Performance:
Net Asset Value, Beginning Of Year	$13.93

Income (loss) from investment operations:
Net investment loss	(.12)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.96

Total from investment operations	3.84

Less Distributions
Distributions from net realized gains	—

Net asset value, end of year	$17.77

Total Return(a):	27.57%
Ratios/Supplemental Data:
Net assets, end of year (000)	$110,644
Average net assets (000)	$89,310
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(c)	1.30%
Expenses, excluding distribution and service (12b-1) fees	1.05%
Net investment loss	(.81)%
For Class A, B, C and Z shares:
Portfolio turnover rate	190%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
(b)	Net of management fee waiver.
(c)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

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Class A
Year Ended November 30,
2003	2002	2001	2000

$10.78	$15.62	$18.51	$10.86

(.09)	(.04)	(.01)	(.01	)(b)
3.24	(3.99)	.10	7.81

3.15	(4.03)	.09	7.80

—	(.81)	(2.98)	(.15)

$13.93	$10.78	$15.62	$18.51

29.22%	(27.09)%	.76%	72.32%

$71,249	$54,246	$92,196	$98,129
$62,783	$72,143	$94,702	$59,890

1.42%	1.37%	1.29%	1.10	%(b)
1.17%	1.12%	1.04%	.85	%(b)
(.73)%	(.48)%	(.49)%	(.13	)%(b)

192%	116%	94%	138%

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	33

Financial Highlights

Cont’d

Class B
Year Ended November 30, 2004
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$13.42

Income (loss) from investment operations:
Net investment loss	(.26)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.84

Total from investment operations	3.58

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$17.00

Total Return(a):	26.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$172,722
Average net assets (000)	$168,691
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.05%
Expenses, excluding distribution and service (12b-1) fees	1.05%
Net investment loss	(1.56)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
(b)	Net of management fee waiver.

See Notes to Financial Statements.

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Class B
Year Ended November 30,
2003	2002	2001	2000

$10.47	$15.30	$18.31	$10.83

(.20)	(.17)	(.21)	(.11	)(b)
3.15	(3.85)	.18	7.74

2.95	(4.02)	(.03)	7.63

—	(.81)	(2.98)	(.15)

$13.42	$10.47	$15.30	$18.31

28.18%	(27.62)%	.06%	70.85%

$148,077	$129,568	$215,087	$222,772
$137,866	$164,481	$207,806	$156,579

2.17%	2.12%	2.04%	1.85	%(b)
1.17%	1.12%	1.04%	.85	%(b)
(1.47)%	(1.23)%	(1.24)%	(.87	)%(b)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	35

Financial Highlights

Cont’d

Class C
Year Ended November 30, 2004
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$13.42

Income (loss) from investment operations:
Net investment loss	(.25)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.83

Total from investment operations	3.58

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$17.00

Total Return(a):	26.68%
Ratios/Supplemental Data:
Net assets, end of year (000)	$62,754
Average net assets (000)	$58,455
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	2.05%
Expenses, excluding distribution and service (12b-1) fees	1.05%
Net investment loss	(1.56)%

(a)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of distributions.
(b)	Net of management fee waiver.

See Notes to Financial Statements.

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Class C
Year Ended November 30,
2003	2002	2001	2000

$10.47	$15.30	$18.31	$10.83

(.21)	(.18)	(.22)	(.12	)(b)
3.16	(3.84)	.19	7.75

2.95	(4.02)	(.03)	7.63

—	(.81)	(2.98)	(.15)

$13.42	$10.47	$15.30	$18.31

28.18%	(27.62)%	.06%	70.85%

$52,212	$47,750	$86,887	$93,698
$49,357	$63,423	$86,176	$69,491

2.17%	2.12%	2.04%	1.85	%(b)
1.17%	1.12%	1.04%	.85	%(b)
(1.47)%	(1.23)%	(1.23)%	(.87	)%(b)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	37

Financial Highlights

Cont’d

Class Z
Year Ended November 30, 2004
Per Share Operating Performance
Net Asset Value, Beginning Of Year	$14.11

Income (loss) from investment operations:
Net investment income (loss)	(.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	4.02

Total from investment operations	3.95

Less Distributions:
Distributions from net realized gains	—

Net asset value, end of year	$18.06

Total Return(a):	27.99%
Ratios/Supplemental Data:
Net assets, end of year (000)	$29,046
Average net assets (000)	$19,846
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.05%
Expenses, excluding distribution and service (12b-1) fees	1.05%
Net investment income (loss)	(.57)%

(a)	Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b)	Net of management fee waiver.
(c)	Less than ($0.005).

See Notes to Financial Statements.

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Class Z
Year Ended November 30,
2003	2002	2001	2000

$10.90	$15.74	$18.58	$10.88

(.01)	— (c)	.04	.01	(b)
3.22	(4.03)	.10	7.84

3.21	(4.03)	.14	7.85

—	(.81)	(2.98)	(.15)

$14.11	$10.90	$15.74	$18.58

29.45%	(26.88)%	1.14%	72.55%

$21,607	$19,106	$32,475	$31,101
$18,671	$24,447	$30,209	$17,429

1.17%	1.12%	1.04%	.85	%(b)
1.17%	1.12%	1.04%	.85	%(b)
(.48)%	(.23)%	(.25)%	.12	%(b)

See Notes to Financial Statements.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	39

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Jennison Sector Funds, Inc.—Jennison Health Sciences Fund

We have audited the accompanying statement of assets and liabilities of Jennison Sector Funds, Inc.—Jennison Health Sciences Fund, (hereafter referred to as the “Fund”), including the portfolio of investments, as of November 30, 2004, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended November 30, 2003 and the financial highlights for the periods presented prior to November 30, 2004, were audited by another independent registered public accounting firm, whose report dated January 20, 2004 expressed an unqualified opinion thereon.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2004, by correspondence with the custodian and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2004, and the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

January 21, 2005

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Management of the Fund

(Unaudited)

Information pertaining to the Board of Directors is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by Prudential Investments LLC (“PI” or the Manager).

Independent Directors(2)

David E.A. Carson (70), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer of People’s Bank (1983-1997).

Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

Robert E. La Blanc (70), Director since 2003(3) Oversees 100 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan College.

Other Directorships held:(4) Director of Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (software company); (since 2002) FiberNet Telecom Group, Inc. (telecom company) (since 2003); Director (since April 1999) of the High Yield Plus Fund, Inc.

Douglas H. McCorkindale (65), Director since 1999(3) Oversees 93 portfolios in Fund complex

Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May 2000) of Gannett Co., Inc.

Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

Richard A. Redeker (61), Director since 1999(3) Oversees 94 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).

Other Directorships held:(4) None.

Robin B. Smith (65), Director since 1999(3) Oversees 99 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	41

Stephen D. Stoneburn (61), Director since 2003(3) Oversees 97 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Other Directorships held:(4) None

Clay T. Whitehead (66), Director since 1999(3) Oversees 98 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).

Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

Interested Directors(1)

Judy A. Rice (57), President since 2003 and Director since 2000(3) Oversees 101 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities Incorporated (Prudential Securities); and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.

Other Directorships held:(4) None

Robert F. Gunia (58), Vice President and Director since 1999(3) Oversees 175 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since June 1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

Officers(2)

William V. Healey (51), Chief Legal Officer and Secretary since 2004(3)

Vice President and Associate General Counsel (since 1998) of Prudential; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Investments LLC; Senior Vice President, Chief Legal Officer and Secretary (since December 1998) of Prudential Investment Management Services LLC; Executive Vice President and Chief Legal Officer (since February 1999) of Prudential Mutual Fund Services LLC; Vice President and Secretary (since October 1998) of Prudential Investment Management, Inc.; Executive Vice President and Chief Legal Officer (since May 2003) of

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American Skandia Investment Services, Inc.; American Skandia Fund Services, Inc. and American Skandia Advisory Services, Inc.; Director (June 1999-June 2002 and June 2003-present) of ICI Mutual Insurance Company; prior to August 1998, Associate General Counsel of the Dreyfus Corporation (Dreyfus), a subsidiary of Mellon Bank, N.A. (Mellon Bank), and an officer and/or director of various affiliates of Mellon Bank and Dreyfus.

Deborah A. Docs (47), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President and Assistant Secretary (since December 1996) of PI; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc.

Grace C. Torres (45), Treasurer and Principal Financial and Accounting Officer since 1999(3)

Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

Lee D. Augsburger (45), Chief Compliance Officer since 2004(3)

Vice President and Chief Compliance Officer (since May 2003) of PI; Vice President and Chief Compliance Officer (since October 2000) of Prudential Investment Management Inc.; formerly Vice President and Chief Legal Officer-Annuities (August 1999-October 2000) of Prudential Insurance Company of America; Vice President and Corporate Counsel (November 1997-August 1999) of Prudential Insurance Company of America.

Maryanne Ryan (40), Anti-Money Laundering Compliance Officer since 2002(3)

Principal occupations (last 5 years): Vice President, Prudential (since November 1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

†	The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund.

(1)	“Interested” Director, as defined in the Investment Company Act of 1940 (the 1940 Act), by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Jennison Associations LLC or Jennison) or the Distributor (Prudential Investment Management Services LLC or PIMS).

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)	There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

(4)	This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional information about each Fund’s Directors is included in the Funds’ Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Jennison Sector Funds, Inc./Jennison Health Sciences Fund	43

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 11/30/04
	One Year	Five Years	Since Inception
Class A	20.55%	14.55% (14.52)	15.07% (15.05)
Class B	21.68	14.86 (14.83)	15.31 (15.29)
Class C	25.68	14.97 (14.95)	15.41 (15.39)
Class Z	27.99	16.15 (16.13)	16.60 (16.58)

Average Annual Total Returns (Without Sales Charges) as of 11/30/04
	One Year	Five Years	Since Inception
Class A	27.57%	15.85% (15.82)	16.28% (16.26)
Class B	26.68	14.97 (14.95)	15.41 (15.39)
Class C	26.68	14.97 (14.95)	15.41 (15.39)
Class Z	27.99	16.15 (16.13)	16.60 (16.58)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. An investor may obtain performance data current to the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 5.50%.

Source: Prudential Investments LLC and Lipper Inc. Inception date: 6/30/99.

Visit our website at www.jennisondryden.com

The graph compares a $10,000 investment in the Jennison Health Sciences Fund (Class A shares) with a similar investment in the S&P SC 1500 Index and the S&P SC Health Care Index by portraying the initial account values at the commencement of operations of Class A shares (June 30, 1999) and the account values at the end of the current fiscal year (November 30, 2004) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, C, and Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares annually through November 30, 2004, the returns shown in the graph and for Class A shares in the tables would have been lower.

The S&P SC 1500 Index is an unmanaged index of the 500 large, established, publicly traded stocks in the Standard & Poor’s 500 Composite Stock Price Index (S&P 500 Index); the 400 stocks contained in the S&P Mid-Cap 400 Index; and the 600 small-capitalization stocks comprising the S&P SmallCap 600 Index. It gives a broad look at how U.S. stock prices have performed. The S&P SC Health Care Index is an unmanaged capitalization-weighted index that measures the performance of the healthcare sector of the S&P SC 1500 Index. These indexes’ total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the indexes would be lower if they included the effects of these expenses. The securities that comprise these indexes may differ substantially from the securities in the Fund. These are not the only indexes that may be used to characterize performance of sector stock funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Through March 14, 2004, the Fund charged a maximum front-end sales charge of 5.00% for Class A shares and a 12b-1 fee of up to 0.30% annually. Effective March 15, 2004, Class A shares are subject to a maximum front-end sales charge of 5.50%, a 12b-1 fee of up to 0.30% annually, and all investors who purchase Class A shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Until February 2, 2004, Class C shares were subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class C shares purchased on or after February 2, 2004, are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of 1%. Class Z shares are not subject to a sales charge or 12b-1 fees. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. Without waiver of fees and/or expense subsidization, the Fund’s returns in the tables would have been lower, as indicated in parentheses.

Jennison Sector Funds, Inc./Jennison Health Sciences Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Company has delegated to the Company’s investment adviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s (the Commission) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2004, is available on the Fund’s website at http://www.prudential.com and on the Commission’s website at http://www.sec.gov.

DIRECTORS
David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen D. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • William V. Healey, Chief Legal Officer and Secretary • Deborah A. Docs, Assistant Secretary • Maryanne Ryan, Anti-Money Laundering Compliance Officer • Lee D. Augsburger, Chief Compliance Officer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT ADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	State Street Bank and Trust Company	One Heritage Drive North Quincy, MA 02171

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 8098 Philadelphia, PA 19176

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	757 Third Avenue New York, NY 10017

FUND COUNSEL	Sullivan & Cromwell LLP	125 Broad Street New York, NY 10004

Jennison Health Sciences Fund
Share Class	A	B	C	Z
NASDAQ	PHLAX	PHLBX	PHLCX	PHSZX
CUSIP	476294509	476294608	476294707	476294806

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

Prudential Fixed Income is a business unit of Prudential Investment Management, Inc. (PIM). Quantitative Management Associates LLC, Jennison Associates LLC, and PIM are registered investment advisers and Prudential Financial companies.

E-DELIVERY

To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders of the Fund can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc./Jennison Health Sciences Fund, PO Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual Director by writing to that Director at Jennison Sector Funds, Inc./Jennison Health Sciences Fund, PO Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual Directors are not screened before being delivered to the addressee.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE
The Company files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund will provide a full list of its portfolio holdings as of the end of each fiscal quarter on its website at www.jennisondryden.com within 60 days after the end of the fiscal quarter.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Jennison Health Sciences Fund
Share Class	A	B	C	Z
NASDAQ	PHLAX	PHLBX	PHLCX	PHSZX
CUSIP	476294509	476294608	476294707	476294806

MF188E3    IFS-A099674    Ed. 01/2005

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 973-367-7521, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. David Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a)	Audit Fees

For the fiscal year ended November 30, 2004, KPMG LLP, the Registrant’s principal accountant, billed the Registrant $66,800 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings. KPMG did not serve as the Registrant’s principal accountant during fiscal year ended November 30, 2003, so no information for that fiscal year is provided.

(b)	Audit-Related Fees

None.

(c)	Tax Fees

None.

(d)	All Other Fees

None.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e)	(2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f)	Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g)	Non-Audit Fees

Not applicable to Registrant. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the last fiscal year 2004 was $33,500. KPMG did not serve as the Registrant’s principal accountant during fiscal year 2003, so no information for that fiscal year is provided.

(h)	Principal Accountants Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders:

On September 1, 2004, the Board of Directors adopted the following nominations and communications policy:

Nominating and Governance Committee. The Nominating and Governance Committee of the Board of Directors is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, and governance practices. The Board has determined that each member of the Nominating and Governance Committee is not an “interested person” as defined in the 1940 Act.

The Nominating and Governance Committee Charter is available on the Fund’s website at www.jennisondryden.com.

Selection of Director Nominees. The Nominating and Governance Committee is responsible for considering nominees for directors at such times as it considers electing new members to the Board. The Nominating and Governance Committee may consider recommendations by business and personal contacts of current Board members, and by executive search firms which the Committee may engage from time to time and will also consider shareholder recommendations. The Nominating and Governance Committee has not established specific, minimum qualifications that it believes must be met by a nominee. In evaluating nominees, the Nominating and

Governance Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Nominating and Governance Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board. There are no differences in the manner in which the Nominating and Governance Committee evaluates nominees for the Board based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a director nominee should submit his or her recommendation in writing to the Chair of the Board (Robin Smith) or the Chair of the Nominating and Governance Committee (Richard Redeker), in either case at Jennison Sector Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. At a minimum, the recommendation should include:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation, together with the number of Fund shares held by such person and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Nominating and Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential Financial, Inc. (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the 1940 Act. In addition, certain other relationships with Prudential Financial, Inc. or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Nominating and Governance Committee decides to nominate an individual to the Board, Committee members and other Board members customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving on the board of a registered investment company.

Shareholder Communications with Directors

Shareholders of the Funds can communicate directly with the Board of Directors by writing to the Chair of the Board, Jennison Sector Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. Shareholders can communicate directly with an individual

Director by writing to that director at Jennison Sector Funds, Inc., P.O. Box 13964, Philadelphia, PA 19176. Such communications to the Board or individual directors are not screened before being delivered to the addressee.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12 – Exhibits

(a)	Code of Ethics – Attached hereto

(b)	Certifications pursuant to Section 302 and 906 of the Sarbanes-Oxley Act – Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Jennison Sector Funds, Inc.

By (Signature and Title) *	/s/ DEBORAH A. DOCS
Deborah A. Docs
Assistant Secretary

Date    January 27, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) *	/s/ JUDY A. RICE
Judy A. Rice
President and Principal Executive Officer

Date    January 27, 2005

By (Signature and Title) *	/s/ GRACE C. TORRES
Grace C. Torres
Treasurer and Principal Financial Officer

Date    January 27, 2005

*	Print the name and title of each signing officer under his or her signature.